UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892
                                   ----------

                           TEMPLETON GROWTH FUND, INC.
                         ------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          ---------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/05
                          -------



ITEM 1. REPORTS TO STOCKHOLDERS


                                 AUGUST 31, 2005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   ANNUAL REPORT AND SHAREHOLDER LETTER            GLOBAL
--------------------------------------------------------------------------------
                           TEMPLETON GROWTH FUND, INC.

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                                                     FASTER VIA EMAIL?

                                                     Eligible shareholders can
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                                                     See inside for details.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                     (LOGO)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series
                                [GRAPHIC OMITTED]

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.


SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.


TRUE DIVERSIFICATION

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.


RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.





--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


Not part of the annual report

                     Contents

SHAREHOLDER LETTER ...............   1


ANNUAL REPORT

Templeton Growth
Fund, Inc. .......................   4

Performance Summary ..............   9

Your Fund's Expenses .............  15

Financial Highlights and
Statement of Investments .........  17

Financial Statements .............  27

Notes to Financial
Statements .......................  31

Report of Independent
Registered Public
Accounting Firm ..................  41

Tax Designation ..................  42

Board Members and Officers .......  47

Shareholder Information ..........  53

--------------------------------------------------------------------------------
Annual Report

Templeton Growth Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets.



----------------------------------------

  PERFORMANCE DATA REPRESENT PAST
  PERFORMANCE, WHICH DOES NOT
  GUARANTEE FUTURE RESULTS. INVEST-
  MENT RETURN AND PRINCIPAL VALUE WILL
  FLUCTUATE, AND YOU MAY HAVE A GAIN
  OR LOSS WHEN YOU SELL YOUR SHARES.
  CURRENT PERFORMANCE MAY DIFFER
  FROM FIGURES SHOWN. PLEASE VISIT
  FRANKLINTEMPLETON.COM OR CALL
  1-800/342-5236 FOR MOST RECENT
  MONTH-END PERFORMANCE.

---------------------------------------

We are pleased to bring you Templeton Growth Fund's annual report for the fiscal year ended August 31, 2005.


PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Growth Fund - Class A posted a 19.72% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted an 18.69% total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. We are pleased with this short-term performance, but place more significance on the long-term performance delivered by our consistent investment strategy. For the 10-year period ended August 31, 2005, Templeton Growth Fund - Class A delivered a 173.82% cumulative total return, compared with the MSCI World Index's 109.64% cumulative total return for the same period. 1 You can find more performance data in the Performance Summary beginning on page 9.


ECONOMIC AND MARKET OVERVIEW

The global economic recovery continued in the 12-month period ended August 31, 2005, at a pace that appeared to defy prior expectations of a global slowdown. U.S. gross domestic product (GDP) has expanded during fifteen consecutive quarters, with an annualized growth rate at or above 3.3% in each of the past nine. Apart from western Europe, foreign growth also appeared to be beating the expectations of a slowdown. China's industrial production



1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.



4 |  Annual Report

EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/05

Europe                                          46.2%

North America                                   28.3%

Asia                                            17.6%

Latin America                                    0.8%

Australia & New Zealand                          0.7%

Middle East & Africa                             0.6%

Short-Term Investments & Other Net Assets        5.8%


and GDP expanded at annualized rates of 16.4% and 9.5% for the first half of 2005, and Japan's economic outlook seemed brighter after GDP grew 4.9% and 3.3% annualized in the first and second quarters of 2005. 2 More recently, Japanese domestic demand continued to recover underpinned by strengthening private consumption and business investment.

Oil prices remained a major concern for the global economy as they climbed higher, reaching a record price of almost $70 per barrel in August. 3 Rising energy costs impacted companies and sentiment around the world. Continental European economic growth lagged as consumer and business sentiment were weak for a number of reasons in addition to high energy costs. This region continued to face political and economic integration issues. Unemployment in Germany and France remained at or above 10%. 4 Largely in consideration of these factors, the European Central Bank (ECB) revised its growth expectations for the 12-nation euro zone. The ECB lowered its 2005 GDP growth estimate to a more modest range of 1.1% to 1.7% from a December 2004 forecast of 1.4% to 2.4%. In the political arena, France and the Netherlands defeated a referendum to adopt a European constitution, raising some uncertainty about the European Union's political future.

Despite the predominantly weak outlook for the European economy, many European equity markets performed well during the fiscal year. In the 12-month period, European equity markets returned 26.06%, as measured by the MSCI Europe Index, using the local currencies of this index's constituents. 5 The MSCI Pacific Index, which includes Japan, returned 17.50% in local currencies over the same period. 6 U.S. markets, as measured by the MSCI USA Index, returned 13.24%. 7 While the U.S. dollar depreciated in the foreign exchange market in the first half of the period, it appreciated in the latter half. Overall for the year under review, foreign currency conversion had little effect on European and Pacific region investment returns.


INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to



2. Sources: National Bureau of Statistics, China; Economic and Social Research Institute (Japan).
3. Source: Bloomberg Energy/Commodity Service.
4. Sources: Deutsche Bundesbank (Germany); INSEE National Statistics Office (France). Unemployment data for France as of 7/31/05.
5. Source: Standard & Poor's Micropal. The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Europe.
6. Source: Standard & Poor's Micropal. The MSCI Pacific Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the Pacific region.
7. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.


                                                               Annual Report | 5

TOP 10 COUNTRIES
Based on Equity Securities
8/31/05

----------------------------------------
                           % OF TOTAL
                           NET ASSETS
----------------------------------------
  U.S.                          24.6%
----------------------------------------
  U.K.                          19.8%
----------------------------------------
  Japan                         10.6%
----------------------------------------
  Netherlands                    6.1%
----------------------------------------
  Switzerland                    4.9%
----------------------------------------
  Germany                        4.7%
----------------------------------------
  South Korea                    3.6%
----------------------------------------
  France                         3.1%
----------------------------------------
  Hong Kong                      2.8%
----------------------------------------
  Spain                          2.2%
----------------------------------------

our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.


MANAGER'S DISCUSSION

Our bottom-up investment strategy frequently results in a portfolio that has a very different geographic and industry mix compared to the Fund's benchmark, the MSCI World Index. In particular, the Fund was substantially overweighted in the U.K. and underweighted in the U.S. Both factors positively contributed to Fund performance during the year under review. Strong stock selection and an overweighted position in the aerospace and defense industry also helped the Fund's relative performance. For example, British airplane and defense company BAE Systems appreciated in value 70%, while British civil and defense aerospace company Rolls Royce rose 50%. Another strong performer was U.S. aerospace and defense manufacturer Boeing. We purchased the company's shares in 2002 and 2003 at an average price of $30.86 per share, at a time when there was widespread pessimism about the outlook for global commercial aircraft sales. The Fund sold its stake in Boeing during the period at an average price of $62.78 per share.

The Fund also benefited from its German investments. Chemicals company Bayer, power utility company E.ON and auto manufacturer Volkswagen all performed well. Although we sold our stake in Bayer during the fiscal year as the stock reached our price target, our German exposure increased with the addition of such holdings as industrial conglomerate Siemens and carmaker BMW. Consistent with our investment strategy, we believe both stocks traded at attractive levels relative to their long-term earnings potential at period-end. Siemens was in the process of restructuring its portfolio and cutting costs under the leadership of a new chief executive officer (CEO). BMW introduced a strong line-up of new models and recently announced a buy-back of up to 10% of its shares.

Telecommunication services was a strong performing sector for the Fund. 8 The Fund added to sector holdings through the purchase of France Telecom, one of Europe's largest telecom operators. France Telecom boasted a strong balance



8. In the SOI, the telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services.


6 |  Annual Report
sheet and cash flow. It recently doubled its dividend and owns Orange, one of Europe's leading mobile businesses. We believe France Telecom had one of the sector's most attractive valuations. The Fund's bank holdings also contributed positively to performance. In particular, Kookmin Bank in South Korea and Nordea Bank in Sweden performed well, appreciating in value 59% and 31%. The Fund sold its stake in Nordea during the reporting period.

Despite the Fund's strong performance during the year, there were detractors including a number of the Fund's Japanese investments. Japanese equity markets have underperformed those in the U.S. by a wide margin in the past 10 years. Consistent with our strategy, we found opportunities to invest in companies we believe were undervalued on a five-year view. As a result, exposure to the Japanese market increased from 7.1% of the Fund's total net assets one year ago to 10.6% on August 31, 2005. For example, we added Mitusbishi Tokyo Financial Group, one of Japan's largest banks, and KDDI, a leading wireless telecom operator, to the portfolio during the period.

The materials sector was also a drag on Fund performance, largely as a result of poor performance from paper and forest products industry stocks. 9 During the period, the Fund increased its weighting in the sector. Although the immediate outlook for the industry remained challenging, our analysis indicated that many paper stocks traded at attractive valuations relative to their long-term earnings potential. We added to holdings of Stora Enso and UPM-Kymmene in Finland, and initiated a position in Sappi, South Africa's largest paper producer and leading global producer of coated fine paper. The Fund also purchased shares in Svenska Cellulosa, a Swedish paper company. Investments in the paper and forest products industry totaled 3.2% at period-end.

Holdings in the media sector also negatively affected performance. The MSCI World Media Index has performed poorly relative to the MSCI World Index in the past five years, providing what we consider additional opportunities in the sector.10 We increased our media sector weighting by purchasing shares of News Corp., a media conglomerate with interests in pay television, film, television programming and publishing. We believe that the company traded at an attractive discount to the value of its underlying assets. We also purchased VNU, the Dutch-listed owner of Nielsen Media Research, a media measurement and information provider, and A.C. Nielsen, a marketing information company.



TOP 10 EQUITY HOLDINGS
8/31/05

---------------------------------------------------
  COMPANY                              % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY             NET ASSETS
---------------------------------------------------
  Royal Dutch Shell PLC, ord. & ADR          2.1%
   OIL, GAS & CONSUMABLE FUELS, U.K.
---------------------------------------------------
  GlaxoSmithKline PLC                        1.9%
   PHARMACEUTICALS, U.K.
---------------------------------------------------
  BP PLC                                     1.7%
   OIL, GAS & CONSUMABLE FUELS, U.K.
---------------------------------------------------
  Nestle SA                                  1.7%
   FOOD PRODUCTS, SWITZERLAND
---------------------------------------------------
  Royal Bank of Scotland Group PLC,
  common & restricted                        1.6%
   COMMERCIAL BANKS, U.K.
---------------------------------------------------
  Vodafone Group PLC                         1.6%
   WIRELESS TELECOMMUNICATION
   SERVICES, U.K.
---------------------------------------------------
  News Corp., A                              1.6%
   MEDIA, U.S.
---------------------------------------------------
  Eni SpA                                    1.5%
   OIL, GAS & CONSUMABLE FUELS, ITALY
---------------------------------------------------
  Merck & Co. Inc.                           1.5%
   PHARMACEUTICALS, U.S.
---------------------------------------------------
  Siemens AG                                 1.5%
   INDUSTRIAL CONGLOMERATES, GERMANY
---------------------------------------------------


9. In the SOI, the materials sector comprises chemicals, metals and mining, and paper and forest products.
10. Source: Standard & Poor's Micropal. The MSCI World Media Index is a free float-adjusted, market-capitalization weighted index that is designed to measure global developed equity market performance of the media industry of the MSCI World Index.


                                                               Annual Report | 7

Shares of Bank of New York were recently added to the portfolio. Bank of New York is one of the oldest U.S. banks and one of the world's largest securities services providers. Elsewhere in the financials sector, the Fund initiated a position in insurance company American International Group (AIG).11 AIG stock declined during the year as a result of negative publicity associated with the resignation of its high-profile CEO and the restatement of its prior year results. In our assessment this created an opportunity to buy shares of AIG at an attractive price relative to the company's long-term growth prospects. This decision had a positive impact on Fund performance by period-end.

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving your future investment needs.


/s/  MURDO MURCHISON

Murdo Murchison, CFA
Portfolio Manager
Templeton Growth Fund, Inc.


[PHOTO
OMITTED]

11. In the SOI, the financials sector comprises commercial banks, capital markets, insurance and real estate.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



8 |  Annual Report

Performance Summary as of 8/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
  CLASS A  (SYMBOL: TEPLX)                                 CHANGE           8/31/05          8/31/04
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.83            $23.86           $21.03
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
---------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.4159
---------------------------------------------------------------------------------------------------------
  Short-Term Capital Gain                    $0.0356
---------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.7421
---------------------------------------------------------------------------------------------------------
        TOTAL                                $1.1936
---------------------------------------------------------------------------------------------------------
  CLASS B  (SYMBOL: TMGBX)                                 CHANGE           8/31/05          8/31/04
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.73            $23.37           $20.64
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
---------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.2733
---------------------------------------------------------------------------------------------------------
  Short-Term Capital Gain                    $0.0356
---------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.7421
---------------------------------------------------------------------------------------------------------
        TOTAL                                $1.0510
---------------------------------------------------------------------------------------------------------
  CLASS C  (SYMBOL: TEGTX)                                 CHANGE           8/31/05          8/31/04
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.72            $23.28           $20.56
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
---------------------------------------------------------------------------------------------------------
  Dividend Income                           $ 0.2656
---------------------------------------------------------------------------------------------------------
  Short-Term Capital Gain                   $ 0.0356
---------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                    $ 0.7421
---------------------------------------------------------------------------------------------------------
        TOTAL                               $ 1.0433
---------------------------------------------------------------------------------------------------------
  CLASS R  (SYMBOL: TEGRX)                                 CHANGE           8/31/05          8/31/04
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.78            $23.68           $20.90
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
---------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.3785
---------------------------------------------------------------------------------------------------------
  Short-Term Capital Gain                    $0.0356
---------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.7421
---------------------------------------------------------------------------------------------------------
        TOTAL                                $1.1562
---------------------------------------------------------------------------------------------------------





                                                               Annual Report | 9

Performance Summary (CONTINUED)

PRICE AND DISTRIBUTION INFORMATION (CONTINUED)

---------------------------------------------------------------------------------------------------------
  ADVISOR CLASS  (SYMBOL: TGADX)                           CHANGE           8/31/05          8/31/04
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.83            $23.90           $21.07
  DISTRIBUTIONS (9/1/04-8/31/05)
  Dividend Income                            $0.4688
  Short-Term Capital Gain                    $0.0356
  Long-Term Capital Gain                     $0.7421
        TOTAL                                $1.2465

Templeton Growth Fund paid distributions derived from long-term capital gains totaling 74.21 cents per share in October and December 2004. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).



10 |  Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR           5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             19.72%            51.97%          173.82%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         12.85%             7.45%            9.94%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,285           $14,323          $25,803
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                    12.35%             8.54%            9.91%
---------------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR           5-YEAR    INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             18.84%            46.46%           85.95%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         14.84%             7.63%            9.75%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,484           $14,446          $18,595
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                    14.33%             8.73%            9.93%
---------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR           5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             18.77%            46.42%          153.88%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         17.77%             7.93%            9.76%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,777           $14,642          $25,388
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                    17.31%             9.03%            9.74%
---------------------------------------------------------------------------------------------------------
  CLASS R                                               1-YEAR           3-YEAR    INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             19.44%            53.01%           44.62%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         18.44%            15.23%           10.61%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,844           $15,301          $14,462
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                    17.92%             9.54%           10.22%
---------------------------------------------------------------------------------------------------------
  ADVISOR CLASS5                                        1-YEAR           5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             19.97%            53.83%          182.22%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         19.97%             9.00%           10.93%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,997           $15,383          $28,222
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                    19.50%            10.11%           10.90%
---------------------------------------------------------------------------------------------------------


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




                                                              Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
  CLASS A                     8/31/05
----------------------------------------
  1-Year                       12.85%
----------------------------------------
  5-Year                        7.45%
----------------------------------------
  10-Year                       9.94%
----------------------------------------

CLASS A (9/1/95-8/31/05)

EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

Period       Templeton Growth Fund     MSCI World Index 6           CPI 6
9/1/95              $9,423                $10,000                 $10,000
9/30/95             $9,637                $10,293                 $10,020
10/31/95            $9,329                $10,133                 $10,052
11/30/95            $9,542                $10,487                 $10,046
12/31/95            $9,666                $10,795                 $10,039
1/31/96            $10,012                $10,993                 $10,098
2/29/96            $10,045                $11,062                 $10,131
3/31/96            $10,162                $11,248                 $10,183
4/30/96            $10,391                $11,514                 $10,222
5/31/96            $10,513                $11,526                 $10,242
6/30/96            $10,524                $11,587                 $10,249
7/31/96            $10,185                $11,179                 $10,268
8/31/96            $10,446                $11,310                 $10,288
9/30/96            $10,658                $11,755                 $10,320
10/31/96           $10,832                $11,839                 $10,353
11/30/96           $11,421                $12,504                 $10,373
12/31/96           $11,653                $12,306                 $10,373
1/31/97            $11,933                $12,457                 $10,405
2/28/97            $12,029                $12,602                 $10,438
3/31/97            $11,975                $12,355                 $10,464
4/30/97            $12,243                $12,761                 $10,477
5/31/97            $12,852                $13,551                 $10,471
6/30/97            $13,365                $14,229                 $10,484
7/31/97            $13,871                $14,887                 $10,497
8/31/97            $13,400                $13,893                 $10,517
9/30/97            $14,265                $14,650                 $10,543
10/31/97           $13,333                $13,881                 $10,569
11/30/97           $13,373                $14,129                 $10,562
12/31/97           $13,539                $14,303                 $10,549
1/31/98            $13,560                $14,704                 $10,569
2/28/98            $14,306                $15,701                 $10,589
3/31/98            $14,941                $16,367                 $10,608
4/30/98            $15,018                $16,529                 $10,628
5/31/98            $14,564                $16,324                 $10,647
6/30/98            $14,146                $16,714                 $10,661
7/31/98            $13,811                $16,690                 $10,674
8/31/98            $11,710                $14,466                 $10,687
9/30/98            $12,003                $14,725                 $10,700
10/31/98           $13,025                $16,058                 $10,726
11/30/98           $13,493                $17,016                 $10,726
12/31/98           $13,203                $17,850                 $10,719
1/31/99            $13,106                $18,243                 $10,746
2/28/99            $13,009                $17,760                 $10,759
3/31/99            $13,921                $18,502                 $10,791
4/30/99            $15,647                $19,234                 $10,870
5/31/99            $15,082                $18,534                 $10,870
6/30/99            $15,784                $19,401                 $10,870
7/31/99            $15,768                $19,346                 $10,903
8/31/99            $15,776                $19,314                 $10,929
9/30/99            $15,211                $19,129                 $10,981
10/31/99           $15,224                $20,126                 $11,001
11/30/99           $15,900                $20,695                 $11,007
12/31/99           $17,221                $22,373                 $11,007
1/31/00            $16,039                $21,094                 $11,040
2/29/00            $15,496                $21,154                 $11,105
3/31/00            $16,617                $22,619                 $11,197
4/30/00            $16,402                $21,665                 $11,203
5/31/00            $16,704                $21,119                 $11,216
6/30/00            $16,790                $21,833                 $11,275
7/31/00            $16,678                $21,221                 $11,302
8/31/00            $16,980                $21,914                 $11,302
9/30/00            $16,462                $20,751                 $11,360
10/31/00           $16,611                $20,406                 $11,380
11/30/00           $16,510                $19,170                 $11,387
12/31/00           $17,521                $19,483                 $11,380
1/31/01            $17,759                $19,861                 $11,452
2/28/01            $17,521                $18,185                 $11,498
3/31/01            $16,701                $16,994                 $11,524
4/30/01            $17,378                $18,254                 $11,570
5/31/01            $17,721                $18,028                 $11,622
6/30/01            $17,397                $17,465                 $11,642
7/31/01            $17,330                $17,235                 $11,609
8/31/01            $17,254                $16,411                 $11,609
9/30/01            $15,787                $14,967                 $11,661
10/31/01           $16,308                $15,256                 $11,622
11/30/01           $17,338                $16,160                 $11,602
12/31/01           $17,615                $16,264                 $11,557
1/31/02            $17,234                $15,773                 $11,583
2/28/02            $17,576                $15,639                 $11,629
3/31/02            $18,232                $16,334                 $11,694
4/30/02            $18,330                $15,785                 $11,759
5/31/02            $18,711                $15,822                 $11,759
6/30/02            $17,948                $14,865                 $11,766
7/31/02            $16,725                $13,614                 $11,779
8/31/02            $16,735                $13,642                 $11,818
9/30/02            $14,905                $12,145                 $11,838
10/31/02           $15,669                $13,043                 $11,857
11/30/02           $16,694                $13,749                 $11,857
12/31/02           $15,946                $13,086                 $11,831
1/31/03            $15,626                $12,690                 $11,884
2/28/03            $15,095                $12,473                 $11,975
3/31/03            $14,755                $12,439                 $12,047
4/30/03            $16,146                $13,550                 $12,021
5/31/03            $17,418                $14,331                 $12,001
6/30/03            $17,738                $14,584                 $12,014
7/31/03            $18,138                $14,883                 $12,027
8/31/03            $18,559                $15,208                 $12,073
9/30/03            $18,619                $15,305                 $12,112
10/31/03           $19,413                $16,216                 $12,099
11/30/03           $19,892                $16,467                 $12,067
12/31/03           $21,185                $17,504                 $12,054
1/31/04            $21,626                $17,789                 $12,112
2/29/04            $22,169                $18,093                 $12,178
3/31/04            $21,831                $17,980                 $12,256
4/30/04            $21,636                $17,622                 $12,296
5/31/04            $21,759                $17,794                 $12,368
6/30/04            $22,148                $18,167                 $12,407
7/31/04            $21,451                $17,579                 $12,387
8/31/04            $21,554                $17,663                 $12,394
9/30/04            $22,077                $18,003                 $12,420
10/31/04           $22,602                $18,448                 $12,485
11/30/04           $23,982                $19,425                 $12,492
12/31/04           $24,786                $20,173                 $12,446
1/31/05            $24,179                $19,722                 $12,472
2/28/05            $25,251                $20,356                 $12,544
3/31/05            $24,861                $19,971                 $12,642
4/30/05            $24,352                $19,548                 $12,727
5/31/05            $24,450                $19,910                 $12,714
6/30/05            $24,775                $20,091                 $12,721
7/31/05            $25,414                $20,798                 $12,780
8/31/05            $25,803                $20,964                 $12,845

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
  CLASS B                     8/31/05
----------------------------------------
  1-Year                       14.84%
----------------------------------------
  5-Year                        7.63%
----------------------------------------
  Since Inception (1/1/99)      9.75%
----------------------------------------

CLASS B (1/1/99-8/31/05)

EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

Period       Templeton Growth Fund     MSCI World Index 6           CPI 6
1/1/99             $10,000                $10,000                 $10,000
1/31/99             $9,927                $10,220                 $10,024
2/28/99             $9,847                 $9,950                 $10,037
3/31/99            $10,525                $10,366                 $10,067
4/30/99            $11,820                $10,776                 $10,140
5/31/99            $11,387                $10,383                 $10,140
6/30/99            $11,906                $10,869                 $10,140
7/31/99            $11,888                $10,838                 $10,171
8/31/99            $11,888                $10,820                 $10,195
9/30/99            $11,454                $10,717                 $10,244
10/31/99           $11,463                $11,275                 $10,262
11/30/99           $11,962                $11,594                 $10,268
12/31/99           $12,945                $12,534                 $10,268
1/31/00            $12,044                $11,818                 $10,299
2/29/00            $11,633                $11,851                 $10,360
3/31/00            $12,468                $12,672                 $10,445
4/30/00            $12,299                $12,137                 $10,451
5/31/00            $12,521                $11,831                 $10,464
6/30/00            $12,579                $12,231                 $10,519
7/31/00            $12,481                $11,889                 $10,543
8/31/00            $12,697                $12,277                 $10,543
9/30/00            $12,305                $11,626                 $10,598
10/31/00           $12,408                $11,432                 $10,616
11/30/00           $12,324                $10,740                 $10,622
12/31/00           $13,070                $10,915                 $10,616
1/31/01            $13,242                $11,127                 $10,683
2/28/01            $13,056                $10,188                 $10,726
3/31/01            $12,439                 $9,520                 $10,750
4/30/01            $12,934                $10,227                 $10,793
5/31/01            $13,185                $10,100                 $10,842
6/30/01            $12,926                 $9,785                 $10,860
7/31/01            $12,876                 $9,656                 $10,830
8/31/01            $12,812                 $9,194                 $10,830
9/30/01            $11,715                 $8,385                 $10,879
10/31/01           $12,091                 $8,547                 $10,842
11/30/01           $12,848                 $9,054                 $10,824
12/31/01           $13,049                 $9,112                 $10,781
1/31/02            $12,749                 $8,837                 $10,805
2/28/02            $12,998                 $8,761                 $10,848
3/31/02            $13,474                 $9,151                 $10,909
4/30/02            $13,547                 $8,843                 $10,970
5/31/02            $13,818                 $8,864                 $10,970
6/30/02            $13,240                 $8,328                 $10,976
7/31/02            $12,332                 $7,627                 $10,988
8/31/02            $12,332                 $7,643                 $11,025
9/30/02            $10,978                 $6,804                 $11,043
10/31/02           $11,534                 $7,307                 $11,062
11/30/02           $12,276                 $7,703                 $11,062
12/31/02           $11,722                 $7,331                 $11,037
1/31/03            $11,484                 $7,110                 $11,086
2/28/03            $11,082                 $6,988                 $11,171
3/31/03            $10,821                 $6,969                 $11,239
4/30/03            $11,841                 $7,591                 $11,214
5/31/03            $12,764                 $8,029                 $11,196
6/30/03            $12,987                 $8,170                 $11,208
7/31/03            $13,277                 $8,338                 $11,220
8/31/03            $13,575                 $8,520                 $11,263
9/30/03            $13,612                 $8,574                 $11,300
10/31/03           $14,179                 $9,085                 $11,287
11/30/03           $14,519                 $9,225                 $11,257
12/31/03           $15,450                 $9,806                 $11,245
1/31/04            $15,769                 $9,966                 $11,300
2/29/04            $16,155                $10,136                 $11,361
3/31/04            $15,898                $10,073                 $11,434
4/30/04            $15,746                 $9,872                 $11,470
5/31/04            $15,822                 $9,969                 $11,538
6/30/04            $16,102                $10,178                 $11,574
7/31/04            $15,579                 $9,848                 $11,556
8/31/04            $15,648                 $9,895                 $11,562
9/30/04            $16,011                $10,086                 $11,586
10/31/04           $16,390                $10,335                 $11,647
11/30/04           $17,376                $10,883                 $11,653
12/31/04           $17,950                $11,301                 $11,611
1/31/05            $17,496                $11,049                 $11,635
2/28/05            $18,261                $11,404                 $11,702
3/31/05            $17,966                $11,188                 $11,794
4/30/05            $17,592                $10,951                 $11,873
5/31/05            $17,648                $11,154                 $11,861
6/30/05            $17,878                $11,256                 $11,867
7/31/05            $18,324                $11,651                 $11,922
8/31/05            $18,595                $11,745                 $11,983


12 |  Annual Report

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
  CLASS C                     8/31/05
----------------------------------------
  1-Year                       17.77%
----------------------------------------
  5-Year                        7.93%
----------------------------------------
  10-Year                       9.76%
----------------------------------------

CLASS C (9/1/95-8/31/05)

EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

Period       Templeton Growth Fund     MSCI World Index 6           CPI 6
9/1/95             $10,000                $10,000                 $10,000
9/30/95            $10,217                $10,293                 $10,020
10/31/95            $9,887                $10,133                 $10,052
11/30/95           $10,102                $10,487                 $10,046
12/31/95           $10,235                $10,795                 $10,039
1/31/96            $10,590                $10,993                 $10,098
2/29/96            $10,620                $11,062                 $10,131
3/31/96            $10,733                $11,248                 $10,183
4/30/96            $10,969                $11,514                 $10,222
5/31/96            $11,088                $11,526                 $10,242
6/30/96            $11,094                $11,587                 $10,249
7/31/96            $10,733                $11,179                 $10,268
8/31/96            $10,999                $11,310                 $10,288
9/30/96            $11,212                $11,755                 $10,320
10/31/96           $11,385                $11,839                 $10,353
11/30/96           $11,997                $12,504                 $10,373
12/31/96           $12,240                $12,306                 $10,373
1/31/97            $12,525                $12,457                 $10,405
2/28/97            $12,613                $12,602                 $10,438
3/31/97            $12,550                $12,355                 $10,464
4/30/97            $12,821                $12,761                 $10,477
5/31/97            $13,453                $13,551                 $10,471
6/30/97            $13,983                $14,229                 $10,484
7/31/97            $14,500                $14,887                 $10,497
8/31/97            $14,002                $13,893                 $10,517
9/30/97            $14,892                $14,650                 $10,543
10/31/97           $13,912                $13,881                 $10,569
11/30/97           $13,941                $14,129                 $10,562
12/31/97           $14,109                $14,303                 $10,549
1/31/98            $14,124                $14,704                 $10,569
2/28/98            $14,889                $15,701                 $10,589
3/31/98            $15,537                $16,367                 $10,608
4/30/98            $15,611                $16,529                 $10,628
5/31/98            $15,125                $16,324                 $10,647
6/30/98            $14,683                $16,714                 $10,661
7/31/98            $14,323                $16,690                 $10,674
8/31/98            $12,144                $14,466                 $10,687
9/30/98            $12,438                $14,725                 $10,700
10/31/98           $13,489                $16,058                 $10,726
11/30/98           $13,963                $17,016                 $10,726
12/31/98           $13,658                $17,850                 $10,719
1/31/99            $13,548                $18,243                 $10,746
2/28/99            $13,446                $17,760                 $10,759
3/31/99            $14,370                $18,502                 $10,791
4/30/99            $16,142                $19,234                 $10,870
5/31/99            $15,549                $18,534                 $10,870
6/30/99            $16,261                $19,401                 $10,870
7/31/99            $16,244                $19,346                 $10,903
8/31/99            $16,236                $19,314                 $10,929
9/30/99            $15,651                $19,129                 $10,981
10/31/99           $15,654                $20,126                 $11,001
11/30/99           $16,333                $20,695                 $11,007
12/31/99           $17,680                $22,373                 $11,007
1/31/00            $16,457                $21,094                 $11,040
2/29/00            $15,881                $21,154                 $11,105
3/31/00            $17,033                $22,619                 $11,197
4/30/00            $16,799                $21,665                 $11,203
5/31/00            $17,095                $21,119                 $11,216
6/30/00            $17,176                $21,833                 $11,275
7/31/00            $17,051                $21,221                 $11,302
8/31/00            $17,338                $21,914                 $11,302
9/30/00            $16,799                $20,751                 $11,360
10/31/00           $16,950                $20,406                 $11,380
11/30/00           $16,835                $19,170                 $11,387
12/31/00           $17,849                $19,483                 $11,380
1/31/01            $18,086                $19,861                 $11,452
2/28/01            $17,830                $18,185                 $11,498
3/31/01            $16,991                $16,994                 $11,524
4/30/01            $17,662                $18,254                 $11,570
5/31/01            $18,007                $18,028                 $11,622
6/30/01            $17,662                $17,465                 $11,642
7/31/01            $17,583                $17,235                 $11,609
8/31/01            $17,494                $16,411                 $11,609
9/30/01            $15,994                $14,967                 $11,661
10/31/01           $16,512                $15,256                 $11,622
11/30/01           $17,553                $16,160                 $11,602
12/31/01           $17,817                $16,264                 $11,557
1/31/02            $17,415                $15,773                 $11,583
2/28/02            $17,757                $15,639                 $11,629
3/31/02            $18,401                $16,334                 $11,694
4/30/02            $18,501                $15,785                 $11,759
5/31/02            $18,874                $15,822                 $11,759
6/30/02            $18,079                $14,865                 $11,766
7/31/02            $16,841                $13,614                 $11,779
8/31/02            $16,841                $13,642                 $11,818
9/30/02            $14,990                $12,145                 $11,838
10/31/02           $15,750                $13,043                 $11,857
11/30/02           $16,769                $13,749                 $11,857
12/31/02           $16,005                $13,086                 $11,831
1/31/03            $15,679                $12,690                 $11,884
2/28/03            $15,137                $12,473                 $11,975
3/31/03            $14,780                $12,439                 $12,047
4/30/03            $16,169                $13,550                 $12,021
5/31/03            $17,435                $14,331                 $12,001
6/30/03            $17,742                $14,584                 $12,014
7/31/03            $18,130                $14,883                 $12,027
8/31/03            $18,539                $15,208                 $12,073
9/30/03            $18,590                $15,305                 $12,112
10/31/03           $19,363                $16,216                 $12,099
11/30/03           $19,829                $16,467                 $12,067
12/31/03           $21,105                $17,504                 $12,054
1/31/04            $21,532                $17,789                 $12,112
2/29/04            $22,072                $18,093                 $12,178
3/31/04            $21,719                $17,980                 $12,256
4/30/04            $21,511                $17,622                 $12,296
5/31/04            $21,615                $17,794                 $12,368
6/30/04            $21,989                $18,167                 $12,407
7/31/04            $21,282                $17,579                 $12,387
8/31/04            $21,376                $17,663                 $12,394
9/30/04            $21,875                $18,003                 $12,420
10/31/04           $22,386                $18,448                 $12,485
11/30/04           $23,727                $19,425                 $12,492
12/31/04           $24,514                $20,173                 $12,446
1/31/05            $23,892                $19,722                 $12,472
2/28/05            $24,940                $20,356                 $12,544
3/31/05            $24,536                $19,971                 $12,642
4/30/05            $24,023                $19,548                 $12,727
5/31/05            $24,110                $19,910                 $12,714
6/30/05            $24,416                $20,091                 $12,721
7/31/05            $25,027                $20,798                 $12,780
8/31/05            $25,388                $20,964                 $12,845

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
  CLASS R                     8/31/05
----------------------------------------
  1-Year                       18.44%
----------------------------------------
  3-Year                       15.23%
----------------------------------------
  Since Inception (1/1/02)     10.61%
----------------------------------------

CLASS R (1/1/02-8/31/05)

EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

Period       Templeton Growth Fund     MSCI World Index 6           CPI 6
1/1/02             $10,000                $10,000                 $10,000
1/31/02             $9,745                 $9,698                 $10,023
2/28/02             $9,944                 $9,616                 $10,062
3/31/02            $10,309                $10,043                 $10,119
4/30/02            $10,365                 $9,705                 $10,175
5/31/02            $10,581                 $9,728                 $10,175
6/30/02            $10,144                 $9,140                 $10,181
7/31/02             $9,446                 $8,370                 $10,192
8/31/02             $9,451                 $8,388                 $10,226
9/30/02             $8,416                 $7,467                 $10,243
10/31/02            $8,846                 $8,020                 $10,260
11/30/02            $9,416                 $8,454                 $10,260
12/31/02            $8,995                 $8,046                 $10,238
1/31/03             $8,813                 $7,803                 $10,283
2/28/03             $8,512                 $7,669                 $10,362
3/31/03             $8,314                 $7,648                 $10,424
4/30/03             $9,102                 $8,331                 $10,402
5/31/03             $9,816                 $8,811                 $10,385
6/30/03             $9,992                 $8,967                 $10,396
7/31/03            $10,218                 $9,151                 $10,407
8/31/03            $10,451                 $9,351                 $10,447
9/30/03            $10,484                 $9,410                 $10,481
10/31/03           $10,927                 $9,970                 $10,470
11/30/03           $11,193                $10,125                 $10,441
12/31/03           $11,922                $10,762                 $10,430
1/31/04            $12,165                $10,937                 $10,481
2/29/04            $12,472                $11,124                 $10,538
3/31/04            $12,281                $11,055                 $10,606
4/30/04            $12,165                $10,835                 $10,640
5/31/04            $12,229                $10,941                 $10,702
6/30/04            $12,449                $11,170                 $10,736
7/31/04            $12,055                $10,808                 $10,719
8/31/04            $12,107                $10,860                 $10,724
9/30/04            $12,397                $11,069                 $10,747
10/31/04           $12,693                $11,343                 $10,804
11/30/04           $13,460                $11,944                 $10,809
12/31/04           $13,911                $12,403                 $10,770
1/31/05            $13,568                $12,126                 $10,792
2/28/05            $14,168                $12,516                 $10,855
3/31/05            $13,948                $12,279                 $10,939
4/30/05            $13,660                $12,019                 $11,013
5/31/05            $13,710                $12,242                 $11,002
6/30/05            $13,893                $12,353                 $11,007
7/31/05            $14,247                $12,788                 $11,058
8/31/05            $14,462                $12,890                 $11,115




                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
  ADVISOR CLASS 5             8/31/05
----------------------------------------
  1-Year                       19.97%
----------------------------------------
  5-Year                        9.00%
----------------------------------------
  10-Year                      10.93%
----------------------------------------

ADVISOR CLASS (9/1/95-8/31/05) 5

EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

Period       Templeton Growth Fund      MSCI World Index            CPI
9/1/95             $10,000                $10,000                 $10,000
9/30/95            $10,227                $10,293                 $10,020
10/31/95            $9,900                $10,133                 $10,052
11/30/95           $10,126                $10,487                 $10,046
12/31/95           $10,258                $10,795                 $10,039
1/31/96            $10,624                $10,993                 $10,098
2/29/96            $10,660                $11,062                 $10,131
3/31/96            $10,784                $11,248                 $10,183
4/30/96            $11,026                $11,514                 $10,222
5/31/96            $11,156                $11,526                 $10,242
6/30/96            $11,168                $11,587                 $10,249
7/31/96            $10,808                $11,179                 $10,268
8/31/96            $11,085                $11,310                 $10,288
9/30/96            $11,310                $11,755                 $10,320
10/31/96           $11,495                $11,839                 $10,353
11/30/96           $12,120                $12,504                 $10,373
12/31/96           $12,366                $12,306                 $10,373
1/31/97            $12,774                $12,457                 $10,405
2/28/97            $12,877                $12,602                 $10,438
3/31/97            $12,819                $12,355                 $10,464
4/30/97            $13,106                $12,761                 $10,477
5/31/97            $13,758                $13,551                 $10,471
6/30/97            $14,313                $14,229                 $10,484
7/31/97            $14,855                $14,887                 $10,497
8/31/97            $14,358                $13,893                 $10,517
9/30/97            $15,284                $14,650                 $10,543
10/31/97           $14,298                $13,881                 $10,569
11/30/97           $14,342                $14,129                 $10,562
12/31/97           $14,523                $14,303                 $10,549
1/31/98            $14,553                $14,704                 $10,569
2/28/98            $15,354                $15,701                 $10,589
3/31/98            $16,035                $16,367                 $10,608
4/30/98            $16,125                $16,529                 $10,628
5/31/98            $15,631                $16,324                 $10,647
6/30/98            $15,189                $16,714                 $10,661
7/31/98            $14,830                $16,690                 $10,674
8/31/98            $12,576                $14,466                 $10,687
9/30/98            $12,898                $14,725                 $10,700
10/31/98           $14,000                $16,058                 $10,726
11/30/98           $14,502                $17,016                 $10,726
12/31/98           $14,198                $17,850                 $10,719
1/31/99            $14,104                $18,243                 $10,746
2/28/99            $14,000                $17,760                 $10,759
3/31/99            $14,979                $18,502                 $10,791
4/30/99            $16,842                $19,234                 $10,870
5/31/99            $16,244                $18,534                 $10,870
6/30/99            $16,999                $19,401                 $10,870
7/31/99            $16,990                $19,346                 $10,903
8/31/99            $16,999                $19,314                 $10,929
9/30/99            $16,401                $19,129                 $10,981
10/31/99           $16,412                $20,126                 $11,001
11/30/99           $17,149                $20,695                 $11,007
12/31/99           $18,579                $22,373                 $11,007
1/31/00            $17,303                $21,094                 $11,040
2/29/00            $16,717                $21,154                 $11,105
3/31/00            $17,937                $22,619                 $11,197
4/30/00            $17,704                $21,665                 $11,203
5/31/00            $18,039                $21,119                 $11,216
6/30/00            $18,132                $21,833                 $11,275
7/31/00            $18,011                $21,221                 $11,302
8/31/00            $18,346                $21,914                 $11,302
9/30/00            $17,788                $20,751                 $11,360
10/31/00           $17,954                $20,406                 $11,380
11/30/00           $17,844                $19,170                 $11,387
12/31/00           $18,942                $19,483                 $11,380
1/31/01            $19,210                $19,861                 $11,452
2/28/01            $18,952                $18,185                 $11,498
3/31/01            $18,076                $16,994                 $11,524
4/30/01            $18,797                $18,254                 $11,570
5/31/01            $19,189                $18,028                 $11,622
6/30/01            $18,829                $17,465                 $11,642
7/31/01            $18,766                $17,235                 $11,609
8/31/01            $18,695                $16,411                 $11,609
9/30/01            $17,098                $14,967                 $11,661
10/31/01           $17,673                $15,256                 $11,622
11/30/01           $18,799                $16,160                 $11,602
12/31/01           $19,104                $16,264                 $11,557
1/31/02            $18,680                $15,773                 $11,583
2/28/02            $19,062                $15,639                 $11,629
3/31/02            $19,773                $16,334                 $11,694
4/30/02            $19,889                $15,785                 $11,759
5/31/02            $20,314                $15,822                 $11,759
6/30/02            $19,475                $14,865                 $11,766
7/31/02            $18,150                $13,614                 $11,779
8/31/02            $18,171                $13,642                 $11,818
9/30/02            $16,188                $12,145                 $11,838
10/31/02           $17,027                $13,043                 $11,857
11/30/02           $18,130                $13,749                 $11,857
12/31/02           $17,332                $13,086                 $11,831
1/31/03            $16,984                $12,690                 $11,884
2/28/03            $16,418                $12,473                 $11,975
3/31/03            $16,048                $12,439                 $12,047
4/30/03            $17,561                $13,550                 $12,021
5/31/03            $18,953                $14,331                 $12,001
6/30/03            $19,301                $14,584                 $12,014
7/31/03            $19,737                $14,883                 $12,027
8/31/03            $20,204                $15,208                 $12,073
9/30/03            $20,280                $15,305                 $12,112
10/31/03           $21,141                $16,216                 $12,099
11/30/03           $21,662                $16,467                 $12,067
12/31/03           $23,077                $17,504                 $12,054
1/31/04            $23,568                $17,789                 $12,112
2/29/04            $24,171                $18,093                 $12,178
3/31/04            $23,802                $17,980                 $12,256
4/30/04            $23,590                $17,622                 $12,296
5/31/04            $23,724                $17,794                 $12,368
6/30/04            $24,159                $18,167                 $12,407
7/31/04            $23,400                $17,579                 $12,387
8/31/04            $23,524                $17,663                 $12,394
9/30/04            $24,092                $18,003                 $12,420
10/31/04           $24,683                $18,448                 $12,485
11/30/04           $26,188                $19,425                 $12,492
12/31/04           $27,063                $20,173                 $12,446
1/31/05            $26,413                $19,722                 $12,472
2/28/05            $27,584                $20,356                 $12,544
3/31/05            $27,169                $19,971                 $12,642
4/30/05            $26,614                $19,548                 $12,727
5/31/05            $26,732                $19,910                 $12,714
6/30/05            $27,087                $20,091                 $12,721
7/31/05            $27,797                $20,798                 $12,780
8/31/05            $28,222                $20,964                 $12,845




ENDNOTES


SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 128.22% and 9.99%.
6. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


14 |  Annual Report

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

O Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
O Ongoing Fund costs, including management fees, distribution and service
  (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.




                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



---------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 2/28/05      VALUE 8/31/05   PERIOD* 2/28/05-8/31/05
---------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,021.90                $5.40
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,019.86                $5.40
---------------------------------------------------------------------------------------------------------
  CLASS B
---------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,018.30                $9.21
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,016.08                $9.20
---------------------------------------------------------------------------------------------------------
  CLASS C
---------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,018.00                $9.21
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,016.08                $9.20
---------------------------------------------------------------------------------------------------------
  CLASS R
---------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,020.70                $6.67
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.60                $6.67
---------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,023.10                $4.08
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,021.17                $4.08
---------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (A: 1.06%; B:
1.81%; C: 1.81%; R: 1.31%; and Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.



16 |  Annual Report

Templeton Growth Fund, Inc.

FINANCIAL HIGHLIGHTS


                                                          ---------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
CLASS A                                                          2005          2004          2003          2002          2001
                                                          ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................        $21.03        $18.54        $17.10        $18.11        $19.67
                                                          ---------------------------------------------------------------------
Income from investment operations:

 Net investment income a ..............................          0.36          0.36          0.34          0.33          0.39

 Net realized and unrealized gains (losses) ...........          3.66          2.58          1.46         (0.88)        (0.16)
                                                          ---------------------------------------------------------------------
Total from investment operations ......................          4.02          2.94          1.80         (0.55)         0.23
                                                          ---------------------------------------------------------------------

Less distributions from:

 Net investment income ................................         (0.41)        (0.45)        (0.36)        (0.40)        (0.37)

 Net realized gains ...................................         (0.78)           --            --         (0.06)        (1.42)
                                                          ---------------------------------------------------------------------
Total distributions ...................................         (1.19)        (0.45)        (0.36)        (0.46)        (1.79)
                                                          ---------------------------------------------------------------------
Redemption fees .......................................           -- c          -- c          -- c           --            --
                                                          ---------------------------------------------------------------------
Net asset value, end of year ..........................        $23.86        $21.03        $18.54        $17.10        $18.11
                                                          =====================================================================



Total return b ........................................        19.72%        16.14%        10.90%        (3.01)%        1.62%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $20,786,173   $15,771,174   $13,021,261   $11,689,389   $12,092,917

Ratios to average net assets:

 Expenses .............................................         1.06%         1.10%         1.13%         1.10%         1.15%

 Net investment income ................................         1.61%         1.75%         2.05%         1.85%         2.11%

Portfolio turnover rate ...............................        19.95%        24.58%        32.12%        55.63%        24.29%





a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.




                          Annual Report | See notes to financial statements. |17

Templeton Growth Fund, Inc.

                                                          ---------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
CLASS B                                                          2005          2004          2003          2002        2001
                                                          ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................        $20.64        $18.24        $16.85        $17.87        $19.45
                                                          ---------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................          0.19          0.21          0.22          0.20          0.25

 Net realized and unrealized gains (losses) ...........          3.59          2.54          1.43         (0.87)        (0.16)
                                                          ---------------------------------------------------------------------
Total from investment operations ......................          3.78          2.75          1.65         (0.67)         0.09
                                                          ---------------------------------------------------------------------

Less distributions from:

 Net investment income ................................         (0.27)        (0.35)       (0.26)         (0.29)        (0.25)

 Net realized gains ...................................         (0.78)           --            --         (0.06)        (1.42)
                                                          ---------------------------------------------------------------------
Total distributions ...................................         (1.05)        (0.35)        (0.26)        (0.35)        (1.67)
                                                          ---------------------------------------------------------------------
Redemption fees .......................................           -- c          -- c          -- c           --            --
                                                          ---------------------------------------------------------------------
Net asset value, end of year ..........................        $23.37        $20.64        $18.24        $16.85        $17.87
                                                          =====================================================================



Total return b ........................................        18.84%        15.27%        10.08%       (3.74)%         0.91%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................      $557,670      $433,467      $278,340      $166,015       $93,301

Ratios to average net assets:

 Expenses .............................................         1.81%         1.85%         1.88%         1.85%         1.89%

 Net investment income ................................         0.86%         1.00%         1.30%         1.10%         1.40%

Portfolio turnover rate ...............................        19.95%        24.58%        32.12%        55.63%        24.29%





a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.




18 |  See notes to financial statements.  |  Annual Report

Templeton Growth Fund, Inc.

                                                          ---------------------------------------------------------------------
                                                                                       YEAR ENDED AUGUST 31,
CLASS C                                                          2005          2004          2003          2002          2001
                                                          ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................        $20.56        $18.15        $16.74        $17.73        $19.28
                                                          ---------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................          0.19          0.20          0.21          0.20          0.25

 Net realized and unrealized gains (losses) ...........          3.57          2.54          1.44         (0.86)        (0.16)
                                                          ---------------------------------------------------------------------
Total from investment operations ......................          3.76          2.74          1.65         (0.66)         0.09
                                                          ---------------------------------------------------------------------

Less distributions from:

 Net investment income ................................         (0.26)        (0.33)        (0.24)        (0.27)        (0.22)

 Net realized gains ...................................         (0.78)           --            --         (0.06)        (1.42)
                                                          ---------------------------------------------------------------------
Total distributions ...................................         (1.04)        (0.33)        (0.24)        (0.33)        (1.64)
                                                          ---------------------------------------------------------------------
Redemption fees .......................................           -- c          -- c          -- c           --            --
                                                          ---------------------------------------------------------------------
Net asset value, end of year ..........................        $23.28        $20.56        $18.15        $16.74        $17.73
                                                          =====================================================================

Total return b ........................................        18.77%        15.30%        10.08%       (3.73)%         0.90%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................    $1,965,909    $1,394,289    $1,064,405      $897,064      $906,390

Ratios to average net assets:

 Expenses .............................................         1.81%         1.85%         1.88%         1.84%         1.89%

 Net investment income ................................         0.86%         1.00%         1.30%         1.11%         1.37%

Portfolio turnover rate ...............................        19.95%        24.58%        32.12%        55.63%        24.29%

a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share




                         Annual Report | See notes to financial statements. | 19

Templeton Growth Fund, Inc.

                                                          ---------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
CLASS R                                                         2005          2004          2003           2002 d
                                                          ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................        $20.90        $18.44        $17.07        $18.06
                                                          ---------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................          0.32          0.33          0.32          0.32

 Net realized and unrealized gains (losses) ...........          3.62          2.56          1.42         (1.31)
                                                          ---------------------------------------------------------
Total from investment operations ......................          3.94          2.89          1.74         (0.99)
                                                          ---------------------------------------------------------

Less distributions from:

 Net investment income ................................         (0.38)        (0.43)        (0.37)           --

 Net realized gains ...................................         (0.78)           --            --            --
                                                          ---------------------------------------------------------
Total distributions ...................................         (1.16)        (0.43)        (0.37)           --
                                                          ---------------------------------------------------------
Redemption fees .......................................            -- c          -- c          -- c          --
                                                          ---------------------------------------------------------
Net asset value, end of year ..........................        $23.68        $20.90        $18.44        $17.07
                                                          =========================================================


Total return b ........................................        19.44%        15.85%        10.58%       (5.48)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................      $123,139       $57,951       $28,584        $5,394

Ratios to average net assets:

 Expenses .............................................         1.31%         1.35%         1.39%         1.35% e

 Net investment income ................................         1.36%         1.50%         1.79%         1.60% e

Portfolio turnover rate ...............................        19.95%        24.58%        32.12%        55.63%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.01 per share.
d For the period January 2, 2002 (effective date) to August 31, 2002.
e Annualized.


20 |  See notes to financial statements.  |  Annual Report

Templeton Growth Fund, Inc.

                                                          ---------------------------------------------------------------------
                                                                                       YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                    2005          2004          2003          2002          2001
                                                          ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................        $21.07        $18.57        $17.13        $18.15        $19.71
                                                          ---------------------------------------------------------------------

Income from investment operations:

 Net investment income a ..............................          0.45          0.48          0.38          0.37          0.43

 Net realized and unrealized gains (losses) ...........          3.63          2.52          1.46         (0.88)        (0.15)
                                                          ---------------------------------------------------------------------
Total from investment operations ......................          4.08          3.00          1.84         (0.51)         0.28
                                                          ---------------------------------------------------------------------
Less distributions from:

 Net investment income ................................         (0.47)        (0.50)        (0.40)        (0.45)        (0.42)

 Net realized gains ...................................         (0.78)           --            --         (0.06)        (1.42)
                                                          ---------------------------------------------------------------------
Total distributions ...................................         (1.25)        (0.50)        (0.40)        (0.51)        (1.84)
                                                          ---------------------------------------------------------------------
Redemption fees .......................................            -- b          -- b          -- b          --            --
                                                          ---------------------------------------------------------------------
Net asset value, end of year ..........................        $23.90        $21.07        $18.57        $17.13        $18.15
                                                          =====================================================================


Total return ..........................................        19.97%        16.43%        11.19%       (2.80)%         1.90%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................    $2,549,202      $911,764      $137,776       $98,999       $84,975

Ratios to average net assets:

 Expenses .............................................         0.81%         0.85%         0.88%         0.85%         0.90%

 Net investment income ................................         1.86%         2.00%         2.30%         2.10%         2.36%

Portfolio turnover rate ...............................        19.95%        24.58%        32.12%        55.63%        24.29%


a Based on average daily shares outstanding.
b Amount is less than $0.01 per share.




                         Annual Report | See notes to financial statements. | 21

Templeton Growth Fund, Inc.

STATEMENT OF INVESTMENTS, AUGUST 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                                                   INDUSTRY                            SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 92.1%
   BERMUDA 1.6%
a  Accenture Ltd., A ............................                IT Services                           3,395,700    $    82,855,080
   ACE Ltd. .....................................                 Insurance                            3,700,000        164,317,000
   XL Capital Ltd., A ...........................                 Insurance                            2,600,000        180,700,000
                                                                                                                    ----------------
                                                                                                                        427,872,080
                                                                                                                    ----------------
   CANADA 2.1%
   Barrick Gold Corp. ...........................              Metals & Mining                         8,000,000        209,609,635
   BCE Inc. .....................................   Diversified Telecommunication Services            12,325,460        322,526,670
                                                                                                                    ----------------
                                                                                                                        532,136,305
                                                                                                                    ----------------
   DENMARK 1.2%
   TDC AS .......................................   Diversified Telecommunication Services             6,000,000        318,481,343
                                                                                                                    ----------------
   FINLAND 1.8%
   Stora Enso OYJ, R (EUR/FIM Traded) ...........          Paper & Forest Products                    17,000,000        233,781,450
   Stora Enso OYJ, R (SEK Traded) ...............          Paper & Forest Products                       145,997          2,018,054
   UPM-Kymmene Corp. ............................          Paper & Forest Products                    12,000,000        239,763,197
                                                                                                                    ----------------
                                                                                                                        475,562,701
                                                                                                                    ----------------
   FRANCE 3.1%
   Accor SA .....................................       Hotels, Restaurants & Leisure                  6,100,000        321,626,788
   France Telecom SA ............................   Diversified Telecommunication Services             7,000,000        210,742,477
   Sanofi-Aventis ...............................              Pharmaceuticals                         3,130,141        267,150,663
   Total SA, B ..................................        Oil, Gas & Consumable Fuels                      26,062          6,849,793
                                                                                                                    ----------------
                                                                                                                        806,369,721
                                                                                                                    ----------------
   GERMANY 3.4%
   Bayerische Motoren Werke AG ..................                Automobiles                           2,502,876        112,363,945
   Deutsche Post AG .............................          Air Freight & Logistics                       335,080          8,459,654
   E.ON AG ......................................             Electric Utilities                       2,919,990        278,745,962
   Muenchener Rueckversicherungs-
    Gesellschaft ................................                 Insurance                              222,060         24,854,397
b  Muenchener Rueckversicherungs-
    Gesellschaft, 144A ..........................                 Insurance                                5,417            606,306
   Siemens AG ...................................          Industrial Conglomerates                    5,000,000        380,796,744
   Volkswagen AG ................................                Automobiles                           1,307,970         68,802,319
                                                                                                                    ----------------
                                                                                                                        874,629,327
                                                                                                                    ----------------
   HONG KONG 2.8%
   Cheung Kong Holdings Ltd. ....................                Real Estate                          33,999,800        368,799,822
   Hong Kong Electric Holdings Ltd. .............             Electric Utilities                      42,000,000        202,929,880
   Swire Pacific Ltd., A ........................                Real Estate                           9,190,000         87,327,852
   Swire Pacific Ltd., B ........................                Real Estate                          38,554,500         71,685,231
                                                                                                                    ----------------
                                                                                                                        730,742,785
                                                                                                                    ----------------
   ITALY 1.5%
   Eni SpA ......................................        Oil, Gas & Consumable Fuels                  13,400,000        396,645,289
                                                                                                                    ----------------



22 |  Annual Report

Templeton Growth Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   INDUSTRY                            SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   JAPAN 10.6%
   Fuji Photo Film Co. Ltd. .....................        Leisure Equipment & Products                  7,500,000    $   241,225,098
   Hitachi Ltd. .................................     Electronic Equipment & Instruments              41,504,000        253,107,467
   KDDI Corp. ...................................    Wireless Telecommunication Services                  55,000        289,695,984
   Konica Minolta Holdings Ltd. .................             Office Electronics                      20,000,000        191,715,228
   Mitsubishi Tokyo Financial Group Inc. ........              Commercial Banks                           30,000        306,274,563
   Nintendo Co. Ltd. ............................                  Software                            2,250,000        235,804,310
   Nippon Telegraph & Telephone Corp. ...........   Diversified Telecommunication Services                52,000        225,504,811
   Nomura Holdings Inc. .........................              Capital Markets                        19,995,967        271,888,064
   Olympus Corp. ................................      Health Care Equipment & Supplies               11,448,125        225,476,916
   Sony Corp. ...................................             Household Durables                       7,999,950        267,423,906
   Takeda Pharmaceutical Co. Ltd. ...............              Pharmaceuticals                         4,700,000        253,503,185
                                                                                                                    ----------------
                                                                                                                      2,761,619,532
                                                                                                                    ----------------
   MEXICO 0.8%
   Telefonos de Mexico SA de CV (Telmex),
    L, ADR ......................................   Diversified Telecommunication Services            11,400,000        218,880,000
                                                                                                                    ----------------
   NETHERLANDS 6.1%
   Akzo Nobel NV ................................                 Chemicals                            5,500,000        225,209,670
   ING Groep NV .................................              Capital Markets                           271,600          7,885,377
   Koninklijke Philips Electronics NV ...........             Household Durables                      10,000,000        263,196,843
   Reed Elsevier NV .............................                   Media                             20,000,000        279,230,390
   Unilever NV ..................................               Food Products                          5,500,000        379,193,389
   VNU NV .......................................                   Media                              9,000,000        276,393,685
   Wolters Kluwer NV ............................                   Media                              8,082,107        151,514,586
                                                                                                                    ----------------
                                                                                                                      1,582,623,940
                                                                                                                    ----------------
   SINGAPORE 0.6%
   DBS Group Holdings Ltd. ......................              Commercial Banks                          484,900          4,498,626
   Singapore Airlines Ltd. ......................                  Airlines                           21,999,770        154,384,351
                                                                                                                    ----------------
                                                                                                                        158,882,977
                                                                                                                    ----------------
   SOUTH AFRICA 0.6%
c  Sappi Ltd. ...................................          Paper & Forest Products                    14,000,000        149,662,745
                                                                                                                    ----------------
   SOUTH KOREA 3.6%
   Kookmin Bank .................................              Commercial Banks                        4,310,297        215,411,087
   KT Corp., ADR ................................   Diversified Telecommunication Services            13,140,600        267,411,210
   Samsung Electronics Co. Ltd. .................  Semiconductors & Semiconductor Equipment              360,532        188,858,361
   SK Telecom Co. Ltd. ..........................    Wireless Telecommunication Services                 600,000        109,195,956
   SK Telecom Co. Ltd., ADR .....................    Wireless Telecommunication Services               7,000,000        148,820,000
                                                                                                                    ----------------
                                                                                                                        929,696,614
                                                                                                                    ----------------
   SPAIN 2.2%
   Banco Santander Central Hispano SA ...........              Commercial Banks                       15,818,640        193,148,169
   Endesa SA ....................................             Electric Utilities                       6,082,930        137,293,561
   Repsol YPF SA ................................        Oil, Gas & Consumable Fuels                   8,300,000        245,478,540
                                                                                                                    ----------------
                                                                                                                        575,920,270
                                                                                                                    ----------------



                                                              Annual Report | 23

Templeton Growth Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   INDUSTRY                            SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   SWEDEN 0.9%
   Securitas AB, B ..............................       Commercial Services & Supplies                 6,000,000    $    97,220,936
   Svenska Cellulosa AB, B ......................          Paper & Forest Products                     3,528,995        125,567,077
                                                                                                                    ----------------
                                                                                                                        222,788,013
                                                                                                                    ----------------
   SWITZERLAND 4.9%
   Lonza Group AG ...............................                 Chemicals                               70,850          4,040,424
   Nestle SA ....................................               Food Products                          1,600,000        448,890,129
   Novartis AG ..................................              Pharmaceuticals                         4,000,000        193,838,919
   Swiss Reinsurance Co. ........................                 Insurance                            3,800,000        244,721,635
   Syngenta AG ..................................                 Chemicals                            1,400,000        148,854,262
   UBS AG .......................................              Capital Markets                         2,700,000        220,794,644
                                                                                                                    ----------------
                                                                                                                      1,261,140,013
                                                                                                                    ----------------
   UNITED KINGDOM 19.7%
   BAE Systems PLC ..............................            Aerospace & Defense                      58,017,850        342,164,058
   BP PLC .......................................        Oil, Gas & Consumable Fuels                  39,500,003        449,891,003
   British Sky Broadcasting Group PLC ...........                   Media                             35,000,000        359,530,718
   Cadbury Schweppes PLC ........................               Food Products                         18,439,410        181,772,194
   Compass Group PLC ............................       Hotels, Restaurants & Leisure                 57,000,000        256,037,232
   GlaxoSmithKline PLC ..........................              Pharmaceuticals                        20,546,447        495,804,439
   National Grid PLC ............................             Electric Utilities                      25,097,959        237,007,885
   Pearson PLC ..................................                   Media                             18,902,346        227,554,419
a  Rentokil Initial PLC .........................       Commercial Services & Supplies                70,000,000        204,680,207
a  Rolls-Royce Group PLC ........................            Aerospace & Defense                      41,117,630        250,089,209
   Royal Bank of Scotland Group PLC .............              Commercial Banks                       12,822,000        374,569,050
b  Royal Bank of Scotland Group PLC,
    144A ........................................              Commercial Banks                        1,698,000         49,603,669
   Royal Dutch Shell PLC, B .....................        Oil, Gas & Consumable Fuels                  15,504,985        525,318,024
   Royal Dutch Shell PLC, B, ADR ................        Oil, Gas & Consumable Fuels                     258,599         17,517,496
   Shire Pharmaceuticals Group PLC ..............              Pharmaceuticals                         9,373,550        117,065,908
   Smiths Group PLC .............................          Industrial Conglomerates                   15,300,000        250,225,270
   Standard Chartered PLC .......................              Commercial Banks                        7,685,080        164,119,371
   Unilever PLC .................................               Food Products                            631,940          6,349,124
   Vodafone Group PLC ...........................    Wireless Telecommunication Services             151,576,988        414,529,148
   William Morrison Supermarkets PLC ............          Food & Staples Retailing                   60,678,271        197,106,784
                                                                                                                    ----------------
                                                                                                                      5,120,935,208
                                                                                                                    ----------------
   UNITED STATES 24.6%
   Abbott Laboratories ..........................              Pharmaceuticals                         4,567,650        206,138,044
   American International Group Inc. ............                 Insurance                            4,200,100        248,645,920
c  AmerisourceBergen Corp. ......................      Health Care Providers & Services                4,500,000        336,015,000
   Bank of New York Co. Inc. ....................              Capital Markets                         8,000,000        244,560,000
a  BMC Software Inc. ............................                  Software                            1,366,710         27,334,200
   Bristol-Myers Squibb Co. .....................              Pharmaceuticals                        11,300,000        276,511,000
a  Cadence Design Systems Inc. ..................                  Software                            8,300,500        132,891,005
   CIGNA Corp. ..................................      Health Care Providers & Services                1,053,200        121,455,024
a  DIRECTV Group Inc. ...........................                   Media                             17,500,000        278,425,000



24 |  Annual Report

Templeton Growth Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   INDUSTRY                        SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    UNITED STATES (CONT.)
    DTE Energy Co. ...............................              Multi-Utilities                   6,000,000         $   274,620,000
    El Paso Corp. ................................        Oil, Gas & Consumable Fuels            26,000,000             301,600,000
    Electronic Data Systems Corp. ................                IT Services                    11,500,000             257,600,000
    Florida East Coast Industries Inc. ...........                Road & Rail                       470,546              20,261,711
    H&R Block Inc. ...............................       Diversified Consumer Services            9,000,000             242,550,000
    H.J. Heinz Co. ...............................               Food Products                    5,700,000             204,744,000
    HCA Inc. .....................................      Health Care Providers & Services          4,000,000             197,200,000
    International Paper Co. ......................          Paper & Forest Products               2,496,600              77,020,110
a   Interpublic Group of Cos. Inc. ...............                   Media                        8,036,800              97,486,384
a   Kroger Co. ...................................          Food & Staples Retailing             11,000,000             217,140,000
a,c Maxtor Corp. ................................           Computers & Peripherals              12,761,960              62,023,125
    Merck & Co. Inc. .............................              Pharmaceuticals                  14,000,000             395,220,000
    News Corp., A ................................                   Media                       25,000,000             405,250,000
    Noble Corp. ..................................        Energy Equipment & Services             3,600,000             256,680,000
    Pfizer Inc. ..................................              Pharmaceuticals                  13,500,000             343,845,000
    Raytheon Co. .................................            Aerospace & Defense                 6,000,000             235,320,000
a   Seagate Technology ...........................          Computers & Peripherals               9,500,000             157,605,000
    St. Joe Co. ..................................                Real Estate                     1,415,700             106,474,797
a,c Tenet Healthcare Corp. ......................       Health Care Providers & Services         27,430,070             334,098,253
    Torchmark Corp. ..............................                 Insurance                        536,900              28,316,106
c   Willis Group Holdings Ltd. ...................                 Insurance                      8,375,200             293,132,000
                                                                                                                    ----------------
                                                                                                                      6,380,161,679
                                                                                                                    ----------------
    TOTAL COMMON STOCKS
     (COST $19,230,509,296) ......................                                                                   23,924,750,542
                                                                                                                    ----------------
    PREFERRED STOCKS 0.8%
    GERMANY 0.7%
    Volkswagen AG, pfd ...........................                Automobiles                     4,499,990             177,934,977
                                                                                                                    ----------------
    UNITED KINGDOM 0.1%
    National Grid PLC, pfd., B ...................             Electric Utilities                28,600,000              33,115,573
                                                                                                                    ----------------
    TOTAL PREFERRED STOCKS
     (COST $201,526,330) .........................                                                                      211,050,550
                                                                                                                    ----------------

                                                                                            ------------------
                                                                                            PRINCIPAL AMOUNT d
                                                                                            ------------------
    BONDS & NOTES 1.3%
    AUSTRALIA 0.4%
    New South Wales Treasury Corp., 6.50%,
     5/01/06 .....................................                                              149,000,000 AUD         113,220,535
                                                                                                                    ----------------
    GERMANY 0.6%
    Government of Germany, 4.50%,
     8/18/06 .....................................                                              125,000,000 EUR         157,606,685
                                                                                                                    ----------------



                                                              Annual Report | 25

Templeton Growth Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL AMOUNT d            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    BONDS & NOTES (CONT.)

    NEW ZEALAND 0.3%
      Government of New Zealand,
      6.50%, 2/15/06 .............................                                               55,900,000 NZD     $    38,858,278
      7.00%, 7/15/09 .............................                                               54,000,000 NZD          39,295,969
                                                                                                                    ----------------
                                                                                                                         78,154,247
                                                                                                                    ----------------
    TOTAL BONDS & NOTES
     (COST $247,331,381) .........................                                                                      348,981,467
                                                                                                                    ----------------
    SHORT TERM INVESTMENTS 6.0%
    FRANCE 0.6%
e   France Treasury Bills, 10/13/05 -
     2/16/06 .....................................                                              125,000,000 EUR         153,349,007
                                                                                                                    ----------------
    GERMANY 0.5%
    Deutsche Bank AG, Time Deposit, 2.00%,
     9/01/05 .....................................                                               39,510,000 EUR          48,288,927
e   Germany Treasury Bills, 11/16/05 -
     12/07/05 ....................................                                               62,500,000 EUR          76,664,029
                                                                                                                    ----------------
                                                                                                                        124,952,956
                                                                                                                    ----------------
    UNITED STATES 4.9%
e   U.S. Treasury Bills, 9/01/05 - 11/25/05 ......                                            1,278,608,000           1,272,011,015
                                                                                                                    ----------------
    TOTAL SHORT TERM INVESTMENTS
     (COST $1,556,257,268) .......................                                                                    1,550,312,978
                                                                                                                    ----------------
    TOTAL INVESTMENTS
     (COST $21,235,624,275) 100.2% ...............                                                                   26,035,095,537
    OTHER ASSETS, LESS LIABILITIES (0.2)% ........                                                                      (53,002,927)
                                                                                                                    ----------------
    NET ASSETS 100.0% ............................                                                                  $25,982,092,610
                                                                                                                    ================

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
EUR - Euro
FIM - Finnish Markka
NZD - New Zealand Dollar
SEK - Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS:
ADR  -American Depository Receipt


a Non-income producing.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors.
c See Note 8 regarding holdings of 5% voting securities.
d The principal amount is stated in U.S. dollars unless otherwise indicated.
e The security is traded on a discount basis with no stated coupon rate.



26 |  See notes to financial statements.  |  Annual Report

Templeton Growth Fund, Inc.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2005



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................  $20,154,201,119
  Cost - Non-controlled affiliated issuers ...................    1,081,423,156
                                                                ----------------
  Total cost of investments ..................................  $21,235,624,275
                                                                ----------------
  Value - Unaffiliated issuers ...............................  $24,860,164,414
  Value - Non-controlled affiliated issuers ..................    1,174,931,123
                                                                ----------------
  Total value of investments .................................   26,035,095,537
 Cash ........................................................            4,850
 Foreign currency, at value (cost $14,571) ...................           13,389
 Receivables:
  Investment securities sold .................................       18,966,794
  Capital shares sold ........................................       50,004,064
  Dividends and interest .....................................       42,742,083
                                                                ----------------
    Total assets .............................................   26,146,826,717
                                                                ----------------
Liabilities:
 Payables:
  Investment securities purchased ............................      115,589,704
  Capital shares redeemed ....................................       23,122,249
  Affiliates .................................................       23,497,572
 Other liabilities ...........................................        2,524,582
                                                                ----------------
    Total liabilities ........................................      164,734,107
                                                                ----------------
      Net assets, at value ...................................  $25,982,092,610
                                                                ================
Net assets consist of:
 Paid-in capital .............................................  $19,913,029,291
 Undistributed net investment income .........................      360,503,840
 Net unrealized appreciation (depreciation) ..................    4,799,308,628
 Accumulated net realized gain (loss) ........................      909,250,851
                                                                ----------------
      Net assets, at value ...................................  $25,982,092,610
                                                                ================




                         Annual Report | See notes to financial statements. | 27

Templeton Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2005

CLASS A:
 Net assets, at value .....................................................   $20,786,173,489
                                                                              ===============
 Shares outstanding .......................................................       871,261,286
                                                                              ===============
 Net asset value per share a ..............................................   $         23.86
                                                                              ===============
 Maximum offering price per share (net asset value per share / 94.25%) ....   $         25.32
                                                                              ===============
CLASS B:
 Net assets, at value .....................................................   $   557,669,968
                                                                              ===============
 Shares outstanding .......................................................        23,857,635
                                                                              ===============
 Net asset value and maximum offering price per share a ...................   $         23.37
                                                                              ===============
CLASS C:
 Net assets, at value .....................................................   $ 1,965,908,747
                                                                              ===============
 Shares outstanding .......................................................        84,439,004
                                                                              ===============
 Net asset value and maximum offering price per share a ...................   $         23.28
                                                                              ===============
CLASS R:
 Net assets, at value .....................................................   $   123,138,657
                                                                              ===============
 Shares outstanding .......................................................         5,200,958
                                                                              ===============
 Net asset value and maximum offering price per share a ...................   $         23.68
                                                                              ===============
ADVISOR CLASS:
 Net assets, at value .....................................................   $ 2,549,201,749
                                                                              ===============
 Shares outstanding .......................................................       106,642,122
                                                                              ===============
 Net asset value and maximum offering price per share a ...................   $         23.90
                                                                              ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.



28 | See notes to financial statements. | Annual Report

Templeton Growth Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended August 31, 2005

Investment income:
 Dividends (net of foreign taxes of $38,520,671)
  Unaffliated issuers ........................................................   $  528,077,789
  Non-controlled affiliated issuers (Note 8) .................................        5,198,081
 Interest ....................................................................       65,823,569
 Other income (Note 10) ......................................................        3,770,745
                                                                                 --------------
      Total investment income ................................................      602,870,184
                                                                                 --------------
Expenses:
 Management fees (Note 3a) ...................................................      131,703,245
 Administrative fees (Note 3b) ...............................................       17,495,823
 Distribution fees (Note 3c)
  Class A ....................................................................       46,484,900
  Class B ....................................................................        5,256,783
  Class C ....................................................................       17,087,086
  Class R ....................................................................          437,386
 Transfer agent fees (Note 3e) ...............................................       24,651,000
 Custodian fees (Note 4) .....................................................        5,229,818
 Reports to shareholders .....................................................          861,000
 Registration and filing fees ................................................          819,600
 Professional fees ...........................................................          297,853
 Directors' fees and expenses ................................................          244,520
 Other .......................................................................          809,500
                                                                                 --------------
      Total expenses .........................................................      251,378,514
      Expense reductions (Note 4) ............................................          (39,978)
                                                                                 --------------
        Net expenses .........................................................      251,338,536
                                                                                 --------------
          Net investment income ..............................................      351,531,648
                                                                                 --------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments
   Unaffilated issuers .......................................................    1,371,285,985
   Non-controlled affilated issuers (Note 8) .................................        7,851,379
  Foreign currency transactions ..............................................       (9,210,192)
                                                                                 --------------
      Net realized gain (loss)................................................    1,369,927,172
                                                                                 --------------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................................    2,166,203,505
  Translation of assets and liabilities denominated in foreign currencies ....         (346,360)
                                                                                 --------------
      Net change in unrealized appreciation (depreciation) ...................    2,165,857,145
                                                                                 --------------
Net realized and unrealized gain (loss) ......................................    3,535,784,317
                                                                                 --------------
Net increase (decrease) in net assets resulting from operations ..............   $3,887,315,965
                                                                                 ==============



                         Annual Report | See notes to financial statements. | 29

Templeton Growth Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            ---------------------------------------
                                                                                                      YEAR ENDED AUGUST 31,
                                                                                                   2005                  2004
                                                                                            ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................      $   351,531,648        $   292,335,544
  Net realized gain (loss) from investments and foreign currency transactions ........        1,369,927,172            523,495,346
  Net change in unrealized appreciation (depreciation) on investments and
 translation of assets and liabilities denominated in foreign currencies .............        2,165,857,145          1,545,861,371
                                                                                            ---------------------------------------
      Net increase (decrease) in net assets resulting from operations ................        3,887,315,965          2,361,692,261
                                                                                            ---------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................................         (315,892,462)          (320,678,462)
   Class B ...........................................................................           (5,991,689)            (5,758,813)
   Class C ...........................................................................          (18,445,114)           (20,147,122)
   Class R ...........................................................................           (1,133,785)              (743,202)
   Advisor Class .....................................................................          (24,583,076)            (5,422,599)
 Net realized gains:
   Class A ...........................................................................         (599,992,172)                    --
   Class B ...........................................................................          (17,379,944)                    --
   Class C ...........................................................................          (54,801,683)                    --
   Class R ...........................................................................           (2,389,825)                    --
   Advisor Class .....................................................................          (42,556,319)                    --
                                                                                            ---------------------------------------
 Total distributions to shareholders .................................................       (1,083,166,069)          (352,750,198)
                                                                                            ---------------------------------------
 Capital share transactions: (Note 2)
   Class A ...........................................................................        2,695,206,102            960,883,954
   Class B ...........................................................................           60,798,204            114,858,204
   Class C ...........................................................................          365,302,304            182,022,934
   Class R ...........................................................................           54,697,709             25,116,249
   Advisor Class .....................................................................        1,433,232,545            746,429,648
                                                                                            ---------------------------------------
 Total capital share transactions ....................................................        4,609,236,864          2,029,310,989
                                                                                            ---------------------------------------

 Redemption fees .....................................................................               60,619                 25,291
                                                                                            ---------------------------------------
       Net increase (decrease) in net assets .........................................        7,413,447,379          4,038,278,343
Net assets:
 Beginning of year ...................................................................       18,568,645,231         14,530,366,888
                                                                                            ---------------------------------------
 End of year .........................................................................      $25,982,092,610        $18,568,645,231
                                                                                            =======================================
Undistributed net investment income included in net assets:
 End of year .........................................................................      $   360,503,840        $   273,529,958
                                                                                            =======================================




30 |  See notes to financial statements.  |  Annual Report

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term securities are valued at cost.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.




                                                              Annual Report | 31

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.




32 |  Annual Report

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

g. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

h. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service

                                                              Annual Report | 33

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

h. GUARANTEES AND INDEMNIFICATIONS (CONTINUED)

providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton funds' Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At August 31, 2005, there were 1.9 billion shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                  ----------------------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                                  2005                                        2004
                                                     SHARES                AMOUNT                  SHARES                AMOUNT
                                                  ----------------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...........................           166,510,153        $ 3,769,562,678            151,863,531        $ 3,135,962,308
 Shares issued in reinvestment
 of distributions ......................            36,405,103            779,606,003             14,025,891            267,015,432
 Shares issued on merger
  (Note 9) .............................            32,147,751            726,223,861                     --                     --
 Shares redeemed .......................          (113,625,221)        (2,580,186,440)          (118,389,653)        (2,442,093,786)
                                                  ----------------------------------------------------------------------------------
 Net increase (decrease) ...............           121,437,786        $ 2,695,206,102             47,499,769        $   960,883,954
                                                  ==================================================================================
CLASS B SHARES:
 Shares sold ...........................             3,907,329        $    85,406,593              7,037,365        $   141,865,950
 Shares issued in reinvestment
 of distributions ......................             1,024,375             21,602,620                281,765              5,275,760
 Shares redeemed .......................            (2,071,505)           (46,211,009)            (1,582,087)           (32,283,506)
                                                  ----------------------------------------------------------------------------------
 Net increase (decrease) ...............             2,860,199        $    60,798,204              5,737,043        $   114,858,204
                                                  ==================================================================================
CLASS C SHARES:
 Shares sold ...........................            22,347,548        $   495,830,093             16,462,909        $   330,900,817
 Shares issued in reinvestment
 of distributions ......................             3,070,897             64,499,805                944,695             17,612,652
 Shares redeemed .......................            (8,798,910)          (195,027,594)            (8,228,281)          (166,490,535)
                                                  ----------------------------------------------------------------------------------
 Net increase (decrease) ...............            16,619,535        $   365,302,304              9,179,323        $   182,022,934
                                                  ==================================================================================




34 |  Annual Report

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2. CAPITAL STOCK (CONTINUED)

                                                  -------------------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                                  2005                                        2004
                                                     SHARES                AMOUNT                  SHARES               AMOUNT
                                                  -------------------------------------------------------------------------------
CLASS R SHARES:
 Shares sold ...........................             3,195,510        $   72,262,686               1,690,820        $ 34,688,338
 Shares issued in reinvestment
 of distributions ......................               163,147             3,474,315                  39,132             741,176
 Shares redeemed .......................              (930,932)          (21,039,292)               (506,552)        (10,313,265)
                                                  -------------------------------------------------------------------------------
 Net increase (decrease) ...............             2,427,725        $   54,697,709               1,223,400        $ 25,116,249
                                                  ===============================================================================
ADVISOR CLASS SHARES:
 Shares sold ...........................            62,844,325        $1,425,501,693              38,145,813        $794,058,266
 Shares issued in reinvestment
 of distributions ......................             3,032,942            65,074,912                 236,873           4,531,408
 Shares redeemed .......................            (2,505,214)          (57,344,060)             (2,532,086)        (52,160,026)
                                                  -------------------------------------------------------------------------------
 Net increase (decrease) ...............            63,372,053        $1,433,232,545              35,850,600        $746,429,648
                                                  ===============================================================================


3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------
  SUBSIDIARY                                                          AFFILIATION
------------------------------------------------------------------------------------------------
  Templeton Global Advisors Limited (TGAL)                            Investment manager
  Franklin Templeton Services, LLC (FT Services)                      Administrative manager
  Franklin/Templeton Distributors, Inc. (Distributors)                Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent


a. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
        0.630%             Up to and including $1 billion
        0.615%             Over $1 billion, up to and including $5 billion
        0.600%             Over $5 billion, up to and including $10 billion
        0.580%             Over $10 billion, up to and including $15 billion
        0.560%             Over $15 billion, up to and including $20 billion
        0.540%             In excess of $20 billion




                                                              Annual Report | 35

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

b. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
        0.150%             Up to and including $200 million
        0.135%             Over $200 million, up to and including $700 million
        0.100%             Over $700 million, up to and including $1.2 billion
        0.075%             In excess of $1.2 billion


c. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At August 31, 2005, Distributors advised the Fund that unreimbursed costs were $29,483,490.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ..........................................................  1.00%
Class C ..........................................................  1.00%
Class R ..........................................................  0.50%


d. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges receiveda .............................  $6,428,705
Contingent deferred sales charges retained ..............  $  786,521 a Net of commissions paid to unaffiliated broker/dealers.


e. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $24,651,000, of which $17,819,411 was retained by Investor Services.




36 |  Annual Report

Templeton Growth Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

The tax character of distributions paid during the years ended August 31, 2005 and 2004, was as follows:

-------------------------------------------------------------------------
                                               2005            2004
-------------------------------------------------------------------------
Distributions paid from:
 Ordinary income .......................  $  397,989,920    $352,750,198
 Long term capital gain ................     685,176,149              --
                                          -------------------------------
                                          $1,083,166,069    $352,750,198
                                          ===============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and merger expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At August 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ......................................  $21,271,003,871
                                                            ================
Unrealized appreciation ..................................  $ 5,049,439,926
Unrealized depreciation ..................................     (285,348,260)
                                                            ----------------
Net unrealized appreciation (depreciation) ...............  $ 4,764,091,666
                                                            ================
Undistributed ordinary income ............................  $   432,790,965
Undistributed long term capital gains ....................      872,343,322
                                                            ----------------
Distributable earnings ...................................  $ 1,305,134,287
                                                            ================


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2005 aggregated $7,330,499,121 and $4,164,647,598, respectively.




                                                              Annual Report | 37

Templeton Growth Fund, Inc.

7. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the year ended August 31, 2005 were as shown below:

------------------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF                                NUMBER OF
                               SHARES HELD                              SHARES HELD       VALUE
                              AT BEGINNING      GROSS        GROSS        AT END        AT END OF      INVESTMENT   REALIZED CAPITAL
  NAME OF ISSUER                 OF YEAR      ADDITIONS   REDUCTIONS     OF YEAR           YEAR           INCOME       GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------

  AmerisourceBergen Corp. ...   3,902,500     1,297,500    700,000        4,500,000   $  336,015,000    $  450,062     $7,851,379

  Maxtor Corp. ..............  12,500,000       261,960         --       12,761,960       62,023,125            --             --

  Sappi Ltd. ................          --    14,000,000         --       14,000,000      149,662,745            --             --

  Tenet Healthcare Corp. ....          --    27,430,070         --       27,430,070      334,098,253            --             --

  Willis Group Holdings Ltd.    5,000,000     3,375,200         --        8,375,200      293,132,000     4,748,019             --
                                                                                      ----------------------------------------------

                                  TOTAL AFFILIATED SECURITIES (4.52% of Net Assets)   $1,174,931,123    $5,198,081     $7,851,379
                                                                                      ==============================================

9. MERGERS

On May 20, 2005, the Fund acquired the net assets of Templeton Capital Accumulator Fund ("TCA Fund") pursuant to a plan of reorganization approved by TCA Fund's shareholders. The merger was accomplished by a tax-free exchange of 32,147,751 shares of the Fund (valued at $22.59) for the net assets of the TCA Fund which aggregated $726,223,861, including $101,976,718 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $24,020,113,056.




38 |  Annual Report

Templeton Growth Fund, Inc.

10. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds, including the Fund, and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.




                                                              Annual Report | 39

Templeton Growth Fund, Inc.

10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.




40 |  Annual Report

Templeton Growth Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Fund, Inc. (the "Fund") at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 10, 2005




                                                              Annual Report | 41

Templeton Growth Fund, Inc.

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,200,972,368 as a capital gain dividend for the fiscal year ended August 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 20.61% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2005.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates the maximum amount allowable but not less than $533,722,339 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2005, more than 50% of the Templeton Growth Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the tables below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 20, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, Class R and Advisor Class shareholders of record.




42 |  Annual Report

Templeton Growth Fund, Inc.

  RECORD DATE: 10/20/2005
--------------------------------------------------------------------------------
                                             CLASS A
                          FOREIGN TAX        FOREIGN            FOREIGN
                             PAID         SOURCE INCOME   QUALIFIED DIVIDENDS
  COUNTRY                  PER SHARE        PER SHARE          PER SHARE
--------------------------------------------------------------------------------
  Australia ............    $0.0000          $0.0042            $0.0001
  Belgium ..............     0.0000           0.0002             0.0000
  Bermuda ..............     0.0000           0.0052             0.0052
  Canada ...............     0.0023           0.0110             0.0110
  Denmark ..............     0.0018           0.0086             0.0085
  Finland ..............     0.0024           0.0115             0.0114
  France ...............     0.0020           0.0121             0.0094
  Germany ..............     0.0030           0.0273             0.0101
  Hong Kong ............     0.0000           0.0147             0.0000
  Italy ................     0.0020           0.0094             0.0094
  Japan ................     0.0015           0.0148             0.0148
  Mexico ...............     0.0000           0.0044             0.0044
  Netherlands ..........     0.0060           0.0280             0.0277
  New Zealand ..........     0.0000           0.0030             0.0000
  Portugal .............     0.0000           0.0002             0.0002
  Singapore ............     0.0000           0.0034             0.0000
  South Korea ..........     0.0054           0.0228             0.0228
  Spain ................     0.0023           0.0112             0.0111
  Sweden ...............     0.0009           0.0041             0.0041
  Switzerland ..........     0.0053           0.0180             0.0161
  United Kingdom .......     0.0000           0.1210             0.1209
                          ------------------------------------------------------
  TOTAL ................    $0.0349          $0.3351            $0.2872
================================================================================


--------------------------------------------------------------------------------
                                             CLASS B
                          FOREIGN TAX        FOREIGN            FOREIGN
                             PAID         SOURCE INCOME   QUALIFIED DIVIDENDS
  COUNTRY                  PER SHARE        PER SHARE          PER SHARE
--------------------------------------------------------------------------------
  Australia ............    $0.0000          $0.0028            $0.0001
  Belgium ..............     0.0000           0.0001             0.0000
  Bermuda ..............     0.0000           0.0035             0.0035
  Canada ...............     0.0023           0.0074             0.0074
  Denmark ..............     0.0018           0.0058             0.0058
  Finland ..............     0.0024           0.0078             0.0077
  France ...............     0.0020           0.0082             0.0064
  Germany ..............     0.0030           0.0183             0.0068
  Hong Kong ............     0.0000           0.0099             0.0000
  Italy ................     0.0020           0.0063             0.0063
  Japan ................     0.0015           0.0099             0.0099
  Mexico ...............     0.0000           0.0030             0.0030
  Netherlands ..........     0.0060           0.0188             0.0186
  New Zealand ..........     0.0000           0.0020             0.0000
  Portugal .............     0.0000           0.0001             0.0001
  Singapore ............     0.0000           0.0023             0.0000
  South Korea ..........     0.0054           0.0153             0.0153
  Spain ................     0.0023           0.0075             0.0074
  Sweden ...............     0.0009           0.0028             0.0028
  Switzerland ..........     0.0053           0.0121             0.0109
  United Kingdom .......     0.0000           0.0812             0.0811
                          ------------------------------------------------------
  TOTAL ................    $0.0349          $0.2251            $0.1931
                          ======================================================




                                                              Annual Report | 43

Templeton Growth Fund, Inc.

--------------------------------------------------------------------------------
                                             CLASS C
                          FOREIGN TAX        FOREIGN            FOREIGN
                             PAID         SOURCE INCOME   QUALIFIED DIVIDENDS
  COUNTRY                  PER SHARE        PER SHARE          PER SHARE
--------------------------------------------------------------------------------
  Australia ............    $0.0000          $0.0030            $0.0001
  Belgium ..............     0.0000           0.0001             0.0000
  Bermuda ..............     0.0000           0.0037             0.0037
  Canada ...............     0.0023           0.0078             0.0078
  Denmark ..............     0.0018           0.0062             0.0062
  Finland ..............     0.0024           0.0083             0.0082
  France ...............     0.0020           0.0087             0.0068
  Germany ..............     0.0030           0.0195             0.0072
  Hong Kong ............     0.0000           0.0105             0.0000
  Italy ................     0.0020           0.0067             0.0067
  Japan ................     0.0015           0.0105             0.0105
  Mexico ...............     0.0000           0.0032             0.0032
  Netherlands ..........     0.0060           0.0200             0.0198
  New Zealand ..........     0.0000           0.0021             0.0000
  Portugal .............     0.0000           0.0001             0.0001
  Singapore ............     0.0000           0.0024             0.0000
  South Korea ..........     0.0054           0.0163             0.0163
  Spain ................     0.0023           0.0080             0.0079
  Sweden ...............     0.0009           0.0029             0.0029
  Switzerland ..........     0.0053           0.0129             0.0116
  United Kingdom .......     0.0000           0.0863             0.0862
                          ------------------------------------------------------
  TOTAL ................    $0.0349          $0.2392            $0.2052
                          ======================================================


--------------------------------------------------------------------------------
                                             CLASS R
                          FOREIGN TAX        FOREIGN            FOREIGN
                             PAID         SOURCE INCOME   QUALIFIED DIVIDENDS
  COUNTRY                  PER SHARE        PER SHARE          PER SHARE
--------------------------------------------------------------------------------
  Australia ............    $0.0000          $0.0040            $0.0001
  Belgium ..............     0.0000           0.0002             0.0000
  Bermuda ..............     0.0000           0.0050             0.0050
  Canada ...............     0.0023           0.0104             0.0104
  Denmark ..............     0.0018           0.0082             0.0081
  Finland ..............     0.0024           0.0110             0.0109
  France ...............     0.0020           0.0115             0.0090
  Germany ..............     0.0030           0.0259             0.0096
  Hong Kong ............     0.0000           0.0140             0.0000
  Italy ................     0.0020           0.0089             0.0089
  Japan ................     0.0015           0.0140             0.0140
  Mexico ...............     0.0000           0.0042             0.0042
  Netherlands ..........     0.0060           0.0266             0.0263
  New Zealand ..........     0.0000           0.0028             0.0000
  Portugal .............     0.0000           0.0001             0.0001
  Singapore ............     0.0000           0.0032             0.0000
  South Korea ..........     0.0054           0.0217             0.0217
  Spain ................     0.0023           0.0107             0.0106
  Sweden ...............     0.0009           0.0039             0.0039
  Switzerland ..........     0.0053           0.0171             0.0153
  United Kingdom .......     0.0000           0.1149             0.1148
                          ------------------------------------------------------
  TOTAL ................    $0.0349          $0.3183            $0.2729
                          ======================================================




44 |  Annual Report

Templeton Growth Fund, Inc.

TAX DESIGNATION (UNAUDITED) (CONTINUED)


--------------------------------------------------------------------------------
                                          ADVISOR CLASS
                          FOREIGN TAX        FOREIGN            FOREIGN
                             PAID         SOURCE INCOME   QUALIFIED DIVIDENDS
  COUNTRY                  PER SHARE        PER SHARE          PER SHARE
--------------------------------------------------------------------------------
  Australia ............    $0.0000          $0.0046            $0.0002
  Belgium ..............     0.0000           0.0002             0.0000
  Bermuda ..............     0.0000           0.0058             0.0058
  Canada ...............     0.0023           0.0121             0.0121
  Denmark ..............     0.0018           0.0095             0.0094
  Finland ..............     0.0024           0.0127             0.0126
  France ...............     0.0020           0.0134             0.0105
  Germany ..............     0.0030           0.0301             0.0111
  Hong Kong ............     0.0000           0.0162             0.0000
  Italy ................     0.0020           0.0104             0.0104
  Japan ................     0.0015           0.0163             0.0163
  Mexico ...............     0.0000           0.0049             0.0049
  Netherlands ..........     0.0060           0.0309             0.0306
  New Zealand ..........     0.0000           0.0033             0.0000
  Portugal .............     0.0000           0.0002             0.0002
  Singapore ............     0.0000           0.0037             0.0000
  South Korea ..........     0.0054           0.0252             0.0252
  Spain ................     0.0023           0.0124             0.0123
  Sweden ...............     0.0009           0.0045             0.0045
  Switzerland ..........     0.0053           0.0199             0.0179
  United Kingdom .......     0.0000           0.1334             0.1333
                          ------------------------------------------------------
  TOTAL ................    $0.0349          $0.3697            $0.3173
                          ======================================================


Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you have foreign source qualified dividends, you may be required to make certain adjustments to those amounts before taking them into account on line 1 of Form 1116. However, you may qualify for an adjustment exception. Please see the instructions to Form 1116 for more information.




                                                              Annual Report | 45

Templeton Growth Fund, Inc.

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been reduced to take account the tax rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.






46 |  Annual Report

Templeton Growth Fund, Inc.

BOARD MEMBERS AND OFFICERS


The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (1932)             Director       Since 1992       141                        Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                         company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
====================================================================================================================================
 FRANK J. CROTHERS (1944)            Director       Since 2000       20                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo Power Company
 Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
 (1977-2003).
====================================================================================================================================
 S. JOSEPH FORTUNATO (1932)          Director       Since 1992       142                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
====================================================================================================================================
 EDITH E. HOLIDAY (1952)             Director       Since 2000       137                        Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                         (exploration and refining of oil and
 Suite 2100                                                                                     gas), H.J. Heinz Company (processed
 Fort Lauderdale, FL 33394-3091                                                                 foods and allied products), RTI
                                                                                                International Metals, Inc.
                                                                                                (manufacture and distribution of
                                                                                                titanium), Canadian National Railway
                                                                                                (railroad), and White Mountains
                                                                                                Insurance Group, Ltd. (holding
                                                                                                company).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
====================================================================================================================================


                                                             Annual Report  | 47

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (1928)            Director       Since 1993       141                        Director, Martek Biosciences
 500 East Broward Blvd.                                                                         Corporation, MedImmune, Inc.
 Suite 2100                                                                                     (biotechnology), and Overstock.com
 Fort Lauderdale, FL 33394-3091                                                                 (Internet services); and FORMERLY,
                                                                                                Director, MCI Communication
                                                                                                Corporation (subsequently known as
                                                                                                MCI WorldCom, Inc. and WorldCom,
                                                                                                Inc.) (communications services)
                                                                                                (1988-2002), White Mountains
                                                                                                Insurance Group, Ltd. (holding
                                                                                                company) (1987-2004) and Spacehab,
                                                                                                Inc. (aerospace services)
                                                                                                (1994-2003).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
 Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
 and President, National Association of Securities Dealers, Inc. (1970-1987).
====================================================================================================================================
 FRED R. MILLSAPS (1929)             Director       Since 1990       27                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
====================================================================================================================================
 FRANK A. OLSON (1932)               Director       Since 2003       101                        Director, White Mountains Insurance
 500 East Broward Blvd.                                                                         Group, Ltd. (holding company),
 Suite 2100                                                                                     Amerada Hess Corporation
 Fort Lauderdale, FL 33394-3091                                                                 (exploration and refining of oil and
                                                                                                gas) and Sentient Jet (private jet
                                                                                                service); and FORMERLY, Director,
                                                                                                Becton Dickinson and Company
                                                                                                (medical technology), Cooper
                                                                                                Industries, Inc. (electrical
                                                                                                products and tools and hardware),
                                                                                                Health Net, Inc. (formerly,
                                                                                                Foundation Health) (integrated
                                                                                                managed care), The Hertz
                                                                                                Corporation, Pacific Southwest
                                                                                                Airlines, The RCA Corporation,
                                                                                                Unicom (formerly, Commonwealth
                                                                                                Edison) and UAL Corporation
                                                                                                (airlines).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
 (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
====================================================================================================================================




48 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS        Director       Since 2000       20                         None
 (1954)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
====================================================================================================================================


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                 LENGTH OF         FUND COMPLEX OVERSEEN
 AND ADDRESS                         POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY                 Director        Since 1993        15                       Director, Amerada Hess Corporation
 (1930)                                                                                         (exploration and refining of oil and
 500 East Broward Blvd.                                                                         gas), Total Logistics, Inc.
 Suite 2100                                                                                     (formerly C2, Inc.) (operating and
 Fort Lauderdale, FL 33394-3091                                                                 investment business) and Weatherford
                                                                                                International, Ltd (oilfield
                                                                                                products and servicing)
                                                                                                (2004-present); and FORMERLY,
                                                                                                Director, H.J. Heinz Company
                                                                                                (processed foods and allied
                                                                                                products) (1987-1988); 1993-2003).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
 Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and formerly, Chairman, Darby Emerging Markets
 Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
 Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S.
 Senator, New Jersey (April 1982-December 1982).
====================================================================================================================================
 **CHARLES B. JOHNSON (1933)         Director,       Director and      141                      None
 One Franklin Parkway                Chairman of     Chairman of the
 San Mateo, CA 94403-1906            the Board and   Board since 1995
                                     Vice President  and Vice
                                                     President since
                                                     1992

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.
====================================================================================================================================



                                                              Annual Report | 49

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                 LENGTH OF         FUND COMPLEX OVERSEEN
 AND ADDRESS                         POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (1945)              Vice President  Since 1996        Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
 Templeton Investments.
====================================================================================================================================
 JAMES M. DAVIS (1952)               Chief           Since 2004        Not Applicable           Not Applicable
 One Franklin Parkway                Compliance
 San Mateo, CA 94403-1906            Officer

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments;
 and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
====================================================================================================================================
 JEFFREY A. EVERETT (1964)           President,      Since 2001        Not Applicable           Not Applicable
 PO Box N-7759                       Chief Executive
 Lyford Cay, Nassau, Bahamas         Officer -
                                     Investment
                                     Management
                                     since 2002.

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 14 of the investment companies in Franklin Templeton
 Investments.
====================================================================================================================================
 JIMMY D. GAMBILL (1947)             Senior Vice     Since 2002        Not Applicable           Not Applicable
 500 East Broward Blvd.              President and
 Suite 2100                          Chief
 Fort Lauderdale, FL 33394-3091      Executive
                                     Officer -
                                     Finance and
                                     Administration

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
====================================================================================================================================
 DAVID P. GOSS (1947)                Vice President  Since 2000        Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
 Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
 and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
====================================================================================================================================



50 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                 LENGTH OF         FUND COMPLEX OVERSEEN
 AND ADDRESS                         POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (1947)             Vice President  Since 2000        Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
====================================================================================================================================
 RUPERT H. JOHNSON, JR. (1940)       Vice President  Since 1996        Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
====================================================================================================================================
 JOHN R. KAY (1940)                  Vice President  Since 1994        Not Applicable           Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
 Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
====================================================================================================================================
 MICHAEL O. MAGDOL (1937)            Vice President  Since 2002        Not Applicable           Not Applicable
 600 Fifth Avenue                     - AML
 Rockefeller Center                  Compliance
 New York, NY 10020-2302

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton
 Institutional Suisse SA, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
====================================================================================================================================
 ROBERT C. ROSSELOT (1960)           Secretary       Since December    Not Applicable           Not Applicable
 500 East Broward Blvd.                              2004
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
 Investment Counsel, LLC and Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin
 Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America.
====================================================================================================================================


                                                             Annual Report  | 51

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                 LENGTH OF         FUND COMPLEX OVERSEEN
 AND ADDRESS                         POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. SEWARD (1956)            Treasurer       Since 2004        Not Applicable           Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Franklin Templeton Services, LLC; officer of 14 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
====================================================================================================================================
 MURRAY L. SIMPSON (1937)            Vice President  Since 2000        Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
====================================================================================================================================
 GALEN G. VETTER (1951)              Chief Financial Since 2004        Not Applicable           Not Applicable
 500 East Broward Blvd.              Officer and
 Suite 2100                          Chief
 Fort Lauderdale, FL 33394-3091      Accounting
                                     Officer

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
 1991-2004).
====================================================================================================================================

 *We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton
 Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

 **Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.



52 |  Annual Report

Templeton Growth Fund, Inc.

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held May 11, 2005, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment advisory contract for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.






                                                              Annual Report | 53

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.





54 |  Annual Report

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the contract renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2005, as well as during the previous ten years ended that date in comparison to a performance universe consisting of all retail and institutional global large-cap value funds as selected by Lipper. The Board noted that the Fund's total return for the one-year period was in the highest quintile of its Lipper performance universe and that its total return on an annualized basis placed it in the highest quintile for the previous three- and five-year periods, and was the highest of the three funds in the universe, which were in existence for the full ten-year period. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper report. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for the Fund was in the third or middle quintile of its Lipper expense group and that its actual total expenses were in the lowest quintile of such group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group, noting that in the previous year it had taken steps to lower the Fund's expenses through adding additional breakpoints to the Fund's management fee, which took effect June 1, 2004.





                                                              Annual Report | 55

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis for the Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to the Fund, as well as the relative contribution of the Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.






56 |  Annual Report

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment advisory contract, as revised effective June 1, 2004, provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services, which starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2004, the Fund's net assets were approximately $22 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.


PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.




                                                              Annual Report | 57

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

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

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
Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
 Trust 8



1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
5.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 6.Portfolio of insured municipal securities.
7.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                              Not part of the annual report

           (LOGO)
     FRANKLIN TEMPLETON        One Franklin Parkway
         INVESTMENTS           San Mateo, CA 94403-1906

      [GRAPHIC OMITTED]


[ ] WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
    Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON GROWTH FUND, INC.


INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



101 A2005 10/05




ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $165,311 for the fiscal year ended August 31, 2005 and $93,245 for the fiscal year ended August 31, 2004.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended August 31, 2005 and $48,579 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended August 31, 2005 and $0 for the fiscal year ended August 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2005 and $7,403 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended August 31, 2005 and $92,597 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended August 31, 2005 and $148,579 for the fiscal year ended August 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.   N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 21, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 21, 2005